UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21686

Oppenheimer Portfolio Series

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: January 31

Date of reporting period: 7/31/2013

Item 1. Reports to Stockholders.

7	31	2013

SEMIANNUAL REPORT

Oppenheimer Conservative Investor Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/13

	Class A Shares of the Fund		S&P 500 Index	Barclays U.S. Aggregate Bond Index
	Without Sales Charge	With Sales Charge
6-Month	0.70%	–5.09%	13.73%	–1.62%
1-Year	5.64	–0.43	25.00	–1.90
5-Year	–0.87	–2.04	8.26	5.23
Since Inception (4/5/05)	1.20	0.48	6.58	4.96

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Fund Performance Discussion1

Over the six-month reporting period ended July 31, 2013, the Fund’s Class A shares (without sales charge) returned 0.70%. During a period in which equities outperformed fixed-income securities, the Fund outperformed the Barclays U.S. Aggregate Bond Index, which returned –1.62%, and underperformed the S&P 500 Index, which returned 13.73%.

MARKET OVERVIEW

Early in the reporting period, the highly accommodative policies of central banks throughout the world, and positive data surprises in the U.S. regarding housing and employment, buoyed investor sentiment and resulted in a rally in risk markets. The continuation of the Bank of Japan’s massive asset purchase program (sometimes referred to as “Abe-nomics”) was a major driving force, encouraging Japanese investors to venture out on the risk curve away from Japanese government bonds (JGBs) and into riskier assets. At the end of May, market volatility picked up measurably as comments from Federal Reserve (“Fed”) Chairman Ben Bernanke at a Congressional hearing surprised the market when he indicated a possible slowdown of the central bank’s asset purchase program if the economy continued to show improvement. Additionally, fears began to creep into the market about a possible slowdown in the world’s emerging economies. As a result, risk assets sold off across the board, with Japanese stocks and emerging market debt absorbing the brunt of the selling, although investment grade fixed income was certainly not immune.

Simultaneously, the intermediate and long-end of the U.S. Treasury curve steepened quite dramatically as investors began to price in the likelihood of higher interest rates in the future. The volatility continued through June as the Federal Open Market Committee (FOMC) issued a statement indicating again that if the U.S. economy continued to improve the Fed would begin to slow down its $85 billion a month purchases of U.S. Treasuries and mortgage-backed securities (“MBS”).

Equity and fixed-income markets in the U.S. stabilized over the final weeks of the reporting period when investors came to the realization that an end to the quantitative easing program did not necessarily imply an imminent increase in short-term interest rates. However, fixed income produced negative returns and underperformed equities during the reporting period.

1. The Fund is invested in Class I shares of all underlying funds discussed in this Fund Performance Discussion, except for Oppenheimer Master Inflation Protected Securities Fund, LLC and Oppenheimer Master Loan Fund, LLC, which do not offer Class I shares.

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	3

FUND REVIEW

The Fund had its largest allocation to underlying fixed-income funds at period end, with its two largest fixed-income holdings being Oppenheimer Core Bond Fund and Oppenheimer Limited-Term Government Fund. Fixed-income markets experienced the bulk of their declines this period after the Fed began to discuss potential tapering. Both Oppenheimer Core Bond Fund and Oppenheimer Limited-Term Government Fund produced negative returns against this backdrop. On a relative basis, Oppenheimer Core Bond Fund performed roughly in line with its benchmarks. Relative to its benchmarks, Oppenheimer Limited-Term Government Fund outperformed the Barclays U.S. Government Bond Index, but underperformed the Barclays U.S. 1-3 Year Government Bond Index. Oppenheimer Core Bond Fund maintained a significant underweight position to government bonds, favoring corporate bonds, mortgages and structured products. This positioning helped the underlying fund produce positive performance earlier in the period as credit markets in the U.S. rallied on the back of positive economic surprises, despite the Cyprus banking crisis, deteriorating conditions in the Eurozone and moderating growth in emerging markets. However, the volatility over the second half of the period resulted in an overall negative return for the underlying fund this period. Similarly, Oppenheimer Limited-Term Government Fund favored spread products such as MBS over government debt, which produced slight positive performance early in the period and declines later on. Both underlying funds’ exposure to MBS detracted from performance during this period.

The Fund’s next largest fixed-income holding was Oppenheimer International Bond Fund, which also produced a negative return. On a relative basis, this underlying fund outperformed its Reference Index, which is a customized weighted index currently comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the JPMorgan Government Bond Index—Emerging Markets Global Diversified, and 20% of the JPMorgan Emerging Markets Bond Index Global Diversified. This underlying fund produced a lower total return than Oppenheimer Core Bond Fund and Oppenheimer Limited-Term Government Fund, primarily due to its emerging market debt exposure. After the Fed discussed potential tapering, interest rates increased in most developed markets, but the magnitude of the reaction in emerging markets surprised many as rates in Mexico, Brazil, Russia and elsewhere rose faster than those in the U.S.

Performing positively on the fixed-income side was Oppenheimer Master Loan Fund, LLC, which invests in loans. Despite the volatility in fixed-income markets, the performance of senior loans was modestly positive and contrasted sharply with that of longer duration asset classes such as U.S. Treasuries, intermediate bonds, high yield bonds and emerging market debt. On a relative

4	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

basis, this underlying fund underperformed its benchmark.

The Fund’s investment in underlying equity funds performed positively this period. The Fund’s largest underlying domestic equity holdings were Oppenheimer Value Fund and Oppenheimer Capital Appreciation Fund, which produced positive absolute results and provided the strongest contribution to return for the Fund this period. On a relative basis they underperformed their respective benchmarks due largely to weaker relative stock selection in a few sectors. The Fund had a smaller allocation to Oppenheimer Main Street Small- & Mid-Cap Fund, which performed positively despite underperforming its benchmarks. The Fund also received a positive contribution from its allocation to foreign equity funds. The Fund’s largest foreign equity funds at period end were Oppenheimer International Growth Fund and Oppenheimer International Value Fund, which produced positive performance and outperformed their respective benchmarks during the period.

The Fund’s allocation to alternative investments had a negative impact on performance this period. The negative performance stemmed primarily from allocations to Oppenheimer Gold & Special Minerals Fund, Oppenheimer Master Inflation Protected Securities Fund, LLC, and Oppenheimer Commodity Strategy Total Return Fund. Gold stocks generally produced lower returns than most other industry groups in the global equity markets, weighing on Oppenheimer Gold & Special Minerals Fund’s performance and resulting in underperformance relative to its benchmark. Because gold is often considered a hedge against geopolitical instability and inflation, increasingly sanguine investors turned their attention away from precious metals in the recovering global economy. Gold stocks fell even more severely than bullion prices when selling pressure increased among both long-term investors and short-term traders. In addition, investors responded negatively to rising operating costs as gold producers attempted to mine hard-to-reach deposits in a way that complied with more stringent environment regulations in many parts of the world. Oppenheimer Master Inflation Protected Securities Fund’s performance is closely correlated to U.S. inflation rates, which drove its performance. The underlying fund performed roughly in line with its benchmark. Oppenheimer Commodity Strategy Total Return Fund declined and underperformed its benchmarks in what was a difficult period for commodities, particularly following the Fed’s comments.

MEET THE NEW PORTFOLIO MANAGER

Effective August 5, 2013, Mark Hamilton has been named portfolio manager of the Fund. Mr. Hamilton joined OppenheimerFunds on April 8, 2013, as Chief Investment Officer, Asset Allocation. Before joining OppenheimerFunds, Mr. Hamilton held various roles during his 19 year tenure at AllianceBernstein L.P. Most recently, he was

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	5

an investment director on the Dynamic Asset Allocation portfolio management team. His responsibilities included managing investments in the global equity, bond, credit, currency and real asset sectors, directing global product design, and directing the development and implementation of dynamic asset allocation strategies for institutional, sub-advisory, retail and private client channels. Mr. Hamilton previously served in roles as Head of the North American Blend team, Director of Fixed Income Plus Strategies, and Co-Head of the U.K. and European Fixed Income team at AllianceBernstein L.P. He holds an M.S. in finance and applied economics from the Sloan School of Management at the Massachusetts Institute of Technology and a B.A. in international relations and political science from the University of Southern California.

Mark Hamilton Portfolio Manager

6	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Top Holdings and Allocations

ASSET CLASS ALLOCATION
Domestic Fixed Income Funds	41.7%
Domestic Equity Funds	24.4
Alternative Funds	16.6
Foreign Fixed Income Fund	10.6
Foreign Equity Funds	5.5
Money Market Fund	1.2

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2013, and are based on the total market value of investments.

TOP TEN HOLDINGS
Oppenheimer Core Bond Fund, Cl. I	25.1%
Oppenheimer Value Fund, Cl. I	11.8
Oppenheimer Limited-Term Government Fund, Cl. I	11.7
Oppenheimer International Bond Fund, Cl. I	10.6
Oppenheimer Capital Appreciation Fund, Cl. I	9.1
Oppenheimer Master Inflation Protected Securities Fund, LLC	6.3
Oppenheimer Master Loan Fund, LLC	5.0
Oppenheimer Main Street Small- & Mid- Cap Fund, Cl. I	3.6
Oppenheimer Real Estate Fund, Cl. I	2.7
Oppenheimer Global Multi Strategies Fund, Cl. I	2.6

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2013, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/13

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OACIX)	4/5/05	0.70%	5.64%	–0.87%	1.20%
Class B (OBCIX)	4/5/05	0.24%	4.76%	–1.72%	0.58%
Class C (OCCIX)	4/5/05	0.35%	4.93%	–1.64%	0.40%
Class N (ONCIX)	4/5/05	0.47%	5.31%	–1.20%	0.89%
Class Y (OYCIX)	4/5/05	0.81%	5.98%	–0.56%	1.51%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/13
	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OACIX)	4/5/05	–5.09%	–0.43%	–2.04%	0.48%
Class B (OBCIX)	4/5/05	–4.77%	–0.24%	–2.08%	0.58%
Class C (OCCIX)	4/5/05	–0.65%	3.93%	–1.64%	0.40%
Class N (ONCIX)	4/5/05	–0.53%	4.31%	–1.20%	0.89%
Class Y (OYCIX)	4/5/05	0.81%	5.98%	–0.56%	1.51%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Barclays U.S. Aggregate Bond Index is an index of U.S.-dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. Indices are unmanaged and cannot be purchased directly by

8	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

investors. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire
6-month period ended July 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Fund Expenses  Continued

Actual	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During 6 Months Ended July 31, 2013
Class A	$1,000.00	$1,007.00	$1.89
Class B	1,000.00	1,002.40	5.93
Class C	1,000.00	1,003.50	5.73
Class N	1,000.00	1,004.70	3.34
Class Y	1,000.00	1,008.10	0.70

Hypothetical (5% return before expenses)
Class A	1,000.00	1,022.91	1.91
Class B	1,000.00	1,018.89	5.97
Class C	1,000.00	1,019.09	5.77
Class N	1,000.00	1,021.47	3.36
Class Y	1,000.00	1,024.10	0.70

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding the indirect expenses incurred through the Fund’s investments in the underlying funds, based on the 6-month period ended July 31, 2013 are as follows:

Class	Expense Ratios
Class A	0.38%
Class B	1.19
Class C	1.15
Class N	0.67
Class Y	0.14

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	11

STATEMENT OF INVESTMENTS    July 31, 2013 / (Unaudited)

	Shares	Value

Investment Companies—100.3%[1]
Alternative Funds—16.6%
Oppenheimer Commodity Strategy Total Return Fund, Cl. I2	3,878,937	$11,598,022
Oppenheimer Currency Opportunities Fund, Cl. I2	706,629	9,815,078
Oppenheimer Global Multi Strategies Fund, Cl. I	562,636	14,307,838
Oppenheimer Gold & Special Minerals Fund, Cl. I2	336,951	6,233,585
Oppenheimer Master Inflation Protected Securities Fund, LLC	3,084,263	35,287,567
Oppenheimer Real Estate Fund, Cl. I	630,842	15,114,971

		92,357,061
Domestic Equity Funds—24.5%
Oppenheimer Capital Appreciation Fund, Cl. I	874,633	50,588,795
Oppenheimer Main Street Small- & Mid- Cap Fund, Cl. I	686,254	19,908,232
Oppenheimer Value Fund, Cl. I	2,333,666	65,529,344

		136,026,371
Domestic Fixed Income Funds—41.8%
Oppenheimer Core Bond Fund, Cl. I	20,685,252	139,418,599
Oppenheimer Limited-Term Government Fund, Cl. I	7,107,588	65,247,659
Oppenheimer Master Loan Fund, LLC	2,021,681	27,829,753

		232,496,011
Foreign Equity Funds—5.6%
Oppenheimer Developing Markets Fund, Cl. I	115,028	3,997,212
Oppenheimer International Growth Fund, Cl. I	399,854	13,838,937
Oppenheimer International Small Company Fund, Cl. I	109,322	2,975,755
Oppenheimer International Value Fund, Cl. I2	571,128	10,080,404

		30,892,308
Foreign Fixed Income Fund—10.6%
Oppenheimer International Bond Fund, Cl. I	9,688,132	59,194,489
Money Market Fund—1.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[3]	6,932,137	6,932,137
Total Investments, at Value (Cost $509,736,855)	100.3%	557,898,377
Liabilities in Excess of Other Assets	(0.3)	(1,456,816)

Net Assets	100.0%	$556,441,561

12	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares January 31, 2013	Gross Additions		Gross Reductions		Shares July 31, 2013
Oppenheimer Capital Appreciation Fund, Cl. I	—	882,192	[a]	7,559		874,633
Oppenheimer Capital Appreciation Fund, Cl. Y	869,717	24,306		894,023	[a]	—
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	—	3,940,179	[a]	61,242		3,878,937
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	3,866,450	94,486		3,960,936	[a]	—
Oppenheimer Core Bond Fund, Cl. I	—	20,988,555	[a]	303,303		20,685,252
Oppenheimer Core Bond Fund, Cl. Y	20,169,133	683,573		20,852,706	[a]	—
Oppenheimer Currency Opportunities Fund, Cl. I	—	717,994	[a]	11,365		706,629
Oppenheimer Currency Opportunities Fund, Cl. Y	702,052	17,984		720,036	[a]	—
Oppenheimer Developing Markets Fund, Cl. I	—	116,774	[a]	1,746		115,028
Oppenheimer Developing Markets Fund, Cl. Y	114,396	2,765		117,161	[a]	—
Oppenheimer Global Multi Strategies Fund, Cl. I	—	571,407	[a]	8,771		562,636
Oppenheimer Global Multi Strategies Fund, Cl. Y	562,792	13,965		576,757	[a]	—
Oppenheimer Gold & Special Minerals Fund, Cl. I	—	345,398	[a]	8,447		336,951
Oppenheimer Gold & Special Minerals Fund, Cl. Y	334,915	10,868		345,783	[a]	—
Oppenheimer Institutional Money Market Fund, Cl. E	6,890,360	263,759		221,982		6,932,137
Oppenheimer International Bond Fund, Cl. I	—	9,834,589	[a]	146,457		9,688,132
Oppenheimer International Bond Fund, Cl. Y	9,420,862	319,820		9,740,682	[a]	—
Oppenheimer International Growth Fund, Cl. I	—	404,317	[a]	4,463		399,854
Oppenheimer International Growth Fund, Cl. Y	398,202	7,498		405,700	[a]	—
Oppenheimer International Small Company Fund, Cl. I	—	110,240	[a]	918		109,322
Oppenheimer International Small Company Fund, Cl. Y	108,702	3,038		111,740	[a]	—
Oppenheimer International Value Fund, Cl. I	—	578,559	[a]	7,431		571,128
Oppenheimer International Value Fund, Cl. Y	568,028	12,420		580,448	[a]	—
Oppenheimer Limited-Term Government Fund, Cl. I	—	7,175,528	[a]	67,940		7,107,588
Oppenheimer Limited-Term Government Fund, Cl. Y	7,002,021	254,464		7,256,485	[a]	—
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. I	—	695,023	[a]	8,769		686,254
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	681,929	15,129		697,058	[a]	—
Oppenheimer Master Inflation Protected Securities Fund, LLC	3,064,139	209,085		188,961		3,084,263
Oppenheimer Master Loan Fund, LLC	2,009,400	78,745		66,464		2,021,681
Oppenheimer Real Estate Fund, Cl. I	—	639,628	[a]	8,786		630,842
Oppenheimer Real Estate Fund, Cl. Y	620,396	15,551		635,947	[a]	—
Oppenheimer Value Fund, Cl. I	—	2,351,264	[a]	17,598		2,333,666
Oppenheimer Value Fund, Cl. Y	2,321,998	57,703		2,379,701	[a]	—

	Value	Income	Realized Gain (Loss)
Oppenheimer Capital Appreciation Fund, Cl. I	$50,588,795	$—	$3,738
Oppenheimer Capital Appreciation Fund, Cl. Y	—	—	5,508
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	11,598,022	—	(19,554)
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	—	—	(7,161)
Oppenheimer Core Bond Fund, Cl. I	139,418,599	997,101	(682,297)
Oppenheimer Core Bond Fund, Cl. Y	—	1,738,022	(729,724)
Oppenheimer Currency Opportunities Fund, Cl. I	9,815,078	—	(6,615)
Oppenheimer Currency Opportunities Fund, Cl. Y	—	—	(1,733)
Oppenheimer Developing Markets Fund, Cl. I	3,997,212	—	(2,429)
Oppenheimer Developing Markets Fund, Cl. Y	—	—	(200)
Oppenheimer Global Multi Strategies Fund, Cl. I	14,307,838	—	(6,391)

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	13

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

	Value	Income		Realized Gain (Loss)
Oppenheimer Global Multi Strategies Fund, Cl. Y	$—	$—		$1,057
Oppenheimer Gold & Special Minerals Fund, Cl. I	6,233,585	—		(236,955)
Oppenheimer Gold & Special Minerals Fund, Cl. Y	—	—		(173,387)
Oppenheimer Institutional Money Market Fund, Cl. E	6,932,137	4,303		—
Oppenheimer International Bond Fund, Cl. I	59,194,489	478,439		(59,163)
Oppenheimer International Bond Fund, Cl. Y	—	775,211		(2,356)
Oppenheimer International Growth Fund, Cl. I	13,838,937	—		(474)
Oppenheimer International Growth Fund, Cl. Y	—	—		4,469
Oppenheimer International Small Company Fund, Cl. I	2,975,755	—		329
Oppenheimer International Small Company Fund, Cl. Y	—	—		637
Oppenheimer International Value Fund, Cl. I	10,080,404	—		(1,306)
Oppenheimer International Value Fund, Cl. Y	—	—		2,384
Oppenheimer Limited-Term Government Fund, Cl. I	65,247,659	19,326		(14,136)
Oppenheimer Limited-Term Government Fund, Cl. Y	—	487,859		(17,591)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. I	19,908,232	—		1,559
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	—	—		20,813
Oppenheimer Master Inflation Protected Securities Fund, LLC	35,287,567	428,660	[b]	(47,373)[b]
Oppenheimer Master Loan Fund, LLC	27,829,753	947,351	[c]	206,960 [c]
Oppenheimer Real Estate Fund, Cl. I	15,114,971	128,085		(10,221)
Oppenheimer Real Estate Fund, Cl. Y	—	40,919		3,388
Oppenheimer Value Fund, Cl. I	65,529,344	—		6,384
Oppenheimer Value Fund, Cl. Y	—	—		15,147

	$557,898,377	$6,045,276		$(1,746,693)

a. The Fund elected to invest in Class I Shares of the Underlying Funds as they became available to investors.

b. Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. Rate shown is the 7-day yield as of July 31, 2013.

See accompanying Notes to Financial Statements.

14	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES    July 31, 2013 / (Unaudited)

Assets
Investments, at value—see accompanying statement of investments—affiliated companies (cost $509,736,855)	$557,898,377
Receivables and other assets:
Dividends	613,350
Investments sold	547,431
Other	28,394
Total assets	559,087,552
Liabilities
Bank overdraft	514,126
Payables and other liabilities:
Shares of beneficial interest redeemed	1,147,258
Investments purchased	688,439
Distribution and service plan fees	117,106
Transfer and shareholder servicing agent fees	103,676
Trustees’ compensation	37,061
Other	38,325
Total liabilities	2,645,991
Net Assets	$556,441,561
Composition of Net Assets
Par value of shares of beneficial interest	$64,818
Additional paid-in capital	637,933,770
Accumulated net investment income	5,060,206
Accumulated net realized loss on investments	(134,778,755)
Net unrealized appreciation on investments	48,161,522
Net Assets	$556,441,561

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	15

STATEMENT OF ASSETS AND LIABILITIES    (Unaudited) / (Continued)

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $325,663,736 and 37,739,094 shares of beneficial interest outstanding)	$8.63
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.16
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $27,022,225 and 3,162,895 shares of beneficial interest outstanding)	$8.54
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $153,656,832 and 18,086,947 shares of beneficial interest outstanding)	$8.50
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $47,187,989 and 5,493,469 shares of beneficial interest outstanding)	$8.59
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $2,910,779 and 335,730 shares of beneficial interest outstanding)	$8.67

See accompanying Notes to Financial Statements.

16	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENT OF OPERATIONS    For the Six Months Ended July 31, 2013 / (Unaudited)

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC:
Interest	$428,660
Net expenses	(84,671)
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	343,989
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	946,872
Dividends	479
Net expenses	(51,131)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	896,220
Total allocation of net investment income from master funds	1,240,209
Investment Income
Dividends from affiliated companies	4,669,265
Interest	224
Total investment income	4,669,489
Expenses
Distribution and service plan fees:
Class A	391,181
Class B	141,628
Class C	761,802
Class N	123,288
Transfer and shareholder servicing agent fees:
Class A	285,933
Class B	30,937
Class C	150,589
Class N	54,703
Class Y	2,598
Shareholder communications:
Class A	25,022
Class B	5,417
Class C	11,614
Class N	2,343
Class Y	181
Trustees’ compensation	5,511
Custodian fees and expenses	2,231
Other	23,818
Total expenses	2,018,796
Less waivers and reimbursements of expenses	(323,805)
Net expenses	1,694,991
Net Investment Income	4,214,707

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	17

STATEMENT OF OPERATIONS    (Unaudited) / Continued

Realized and Unrealized Gain (Loss)
Net realized loss on investments from affiliated companies	$(1,906,280)
Net realized gain (loss) allocated from:
Oppenheimer Master Inflation Protected Securities Fund, LLC	(47,373)
Oppenheimer Master Loan Fund, LLC	206,960
Total net realized loss	(1,746,693)
Net change in unrealized appreciation/depreciation on investments	3,012,600
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Inflation Protected Securities Fund, LLC	(2,564,064)
Oppenheimer Master Loan Fund, LLC	(108,483)
Total net change in unrealized appreciation/depreciation	340,053
Net Increase in Net Assets Resulting from Operations	$2,808,067

1. The Fund invests in affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended July 31, 2013 (Unaudited)	Year Ended January 31, 2013
Operations
Net investment income	$4,214,707	$9,712,859
Net realized loss	(1,746,693)	(4,856,710)
Net change in unrealized appreciation/depreciation	340,053	29,133,030
Net increase in net assets resulting from operations	2,808,067	33,989,179
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(6,318,393)
Class B	—	(363,613)
Class C	—	(2,174,217)
Class N	—	(848,451)
Class Y	—	(67,676)
	—	(9,772,350)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	10,764,980	61,197,662
Class B	(3,588,548)	(2,578,474)
Class C	107,575	27,123,279
Class N	(3,556,314)	1,013,039
Class Y	(4,019)	(276,059)
	3,723,674	86,479,447
Net Assets
Total increase	6,531,741	110,696,276
Beginning of period	549,909,820	439,213,544
End of period (including accumulated net investment income of $5,060,206 and $845,499, respectively)	$556,441,561	$549,909,820

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	19

FINANCIAL HIGHLIGHTS

	Six Months Ended July 31, 2013	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,
Class A	(Unaudited)	2013	2012	2011	2010	2009

Per Share Operating Data
Net asset value, beginning of period	$8.57	$8.13	$8.12	$7.39	$6.23	$10.75
Income (loss) from investment operations:
Net investment income[1]	.08	.20	.25	.23	.10	.13
Net realized and unrealized gain (loss)	(.02)	.42	—[2]	.72	1.14	(4.21)
Total from investment operations	.06	.62	.25	.95	1.24	(4.08)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.18)	(.24)	(.22)	(.08)	(.13)
Distributions from net realized gain	—	—	—	—	—	(.11)
Tax return of capital distribution	—	—	—	—	—	(.20)
Total dividends and/or distributions to shareholders	—	(.18)	(.24)	(.22)	(.08)	(.44)
Net asset value, end of period	$8.63	$8.57	$8.13	$8.12	$7.39	$6.23
Total Return, at Net Asset Value[3]	0.70%	7.62%	3.17%	12.91%	19.86%	(38.15)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$325,664	$312,860	$238,435	$216,715	$164,988	$138,965
Average net assets (in thousands)	$320,282	$263,955	$228,718	$191,109	$146,527	$196,986
Ratios to average net assets:[4]
Net investment income	1.81%[5]	2.33%[5]	3.05%[5]	2.94%[5]	1.50%	1.42%
Total expenses[6]	0.50%[5]	0.49%[5]	0.48%[5]	0.49%[5]	0.50%	0.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.38%[5]	0.41%[5]	0.48%[5]	0.49%[5]	0.50%	0.40%
Portfolio turnover rate	16%	27%	12%	36%	21%	14%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Total expenses including all underlying fund expenses were as follows:

Six Months Ended July 31, 2013	1.08%
Year Ended January 31, 2013	1.08%
Year Ended January 31, 2012	1.10%
Year Ended January 31, 2011	1.10%
Year Ended January 31, 2010	1.10%
Year Ended January 31, 2009	0.95%

See accompanying Notes to Financial Statements.

20	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

	Six Months Ended July 31, 2013	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,
Class B	(Unaudited)	2013	2012	2011	2010	2009

Per Share Operating Data
Net asset value, beginning of period	$8.52	$8.07	$8.07	$7.35	$6.20	$10.67
Income (loss) from investment operations:
Net investment income[1]	.04	.12	.18	.16	.05	.06
Net realized and unrealized gain (loss)	(.02)	.43	(.01)	.71	1.11	(4.16)
Total from investment operations	.02	.55	.17	.87	1.16	(4.10)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.10)	(.17)	(.15)	(.01)	(.06)
Distributions from net realized gain	—	—	—	—	—	(.11)
Tax return of capital distribution	—	—	—	—	—	(.20)
Total dividends and/or distributions to shareholders	—	(.10)	(.17)	(.15)	(.01)	(.37)
Net asset value, end of period	$8.54	$8.52	$8.07	$8.07	$7.35	$6.20
Total Return, at Net Asset Value[2]	0.24%	6.84%	2.15%	11.90%	18.77%	(38.61)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,022	$30,526	$31,443	$31,470	$28,860	$25,821
Average net assets (in thousands)	$28,634	$30,910	$30,889	$29,729	$26,346	$35,491
Ratios to average net assets:[3]
Net investment income	1.00%[4]	1.47%[4]	2.16%[4]	2.07%[4]	0.72%	0.62%
Total expenses[5]	1.31%[4]	1.31%[4]	1.34%[4]	1.37%[4]	1.45%	1.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%[4]	1.23%[4]	1.34%[4]	1.36%[4]	1.40%	1.25%
Portfolio turnover rate	16%	27%	12%	36%	21%	14%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

5. Total expenses including all underlying fund expenses were as follows:

Six Months Ended July 31, 2013	1.89%
Year Ended January 31, 2013	1.90%
Year Ended January 31, 2012	1.96%
Year Ended January 31, 2011	1.98%
Year Ended January 31, 2010	2.05%
Year Ended January 31, 2009	1.80%

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	21

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended July 31, 2013	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,
Class C	(Unaudited)	2013	2012	2011	2010	2009

Per Share Operating Data
Net asset value, beginning of period	$8.47	$8.04	$8.04	$7.33	$6.18	$10.64
Income (loss) from investment operations:
Net investment income[1]	.04	.13	.19	.17	.03	.06
Net realized and unrealized gain (loss)	(.01)	.42	(.01)	.70	1.14	(4.15)
Total from investment operations	.03	.55	.18	.87	1.17	(4.09)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.12)	(.18)	(.16)	(.02)	(.06)
Distributions from net realized gain	—	—	—	—	—	(.11)
Tax return of capital distribution	—	—	—	—	—	(.20)
Total dividends and/or distributions to shareholders	—	(.12)	(.18)	(.16)	(.02)	(.37)
Net asset value, end of period	$8.50	$8.47	$8.04	$8.04	$7.33	$ 6.18
Total Return, at Net Asset Value[2]	0.35%	6.90%	2.34%	11.92%	18.98%	(38.62)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$153,657	$153,128	$119,266	$105,918	$86,890	$73,346
Average net assets (in thousands)	$154,075	$131,124	$112,026	$97,991	$77,652	$100,987
Ratios to average net assets:[3]
Net investment income	1.04%[4]	1.59%[4]	2.29%[4]	2.15%[4]	0.50%	0.65%
Total expenses[5]	1.27%[4]	1.23%[4]	1.24%[4]	1.27%[4]	1.35%	1.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%[4]	1.15%[4]	1.24%[4]	1.27%[4]	1.35%	1.21%
Portfolio turnover rate	16%	27%	12%	36%	21%	14%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

5. Total expenses including all underlying fund expenses were as follows:

Six Months Ended July 31, 2013	1.85%
Year Ended January 31, 2013	1.82%
Year Ended January 31, 2012	1.86%
Year Ended January 31, 2011	1.88%
Year Ended January 31, 2010	1.95%
Year Ended January 31, 2009	1.76%

See accompanying Notes to Financial Statements.

22	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

	Six Months Ended July 31, 2013	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,
Class N	(Unaudited)	2013	2012	2011	2010	2009

Per Share Operating Data
Net asset value, beginning of period	$8.55	$8.10	$8.09	$7.36	$6.20	$10.70
Income (loss) from investment operations:
Net investment income[1]	.06	.17	.22	.20	.03	.10
Net realized and unrealized gain (loss)	(.02)	.43	— [2]	.72	1.18	(4.19)
Total from investment operations	.04	.60	.22	.92	1.21	(4.09)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.15)	(.21)	(.19)	(.05)	(.10)
Distributions from net realized gain	—	—	—	—	—	(.11)
Tax return of capital distribution	—	—	—	—	—	(.20)
Total dividends and/or distributions to shareholders	—	(.15)	(.21)	(.19)	(.05)	(.41)
Net asset value, end of period	$8.59	$8.55	$8.10	$8.09	$7.36	$6.20
Total Return, at Net Asset Value[3]	0.47%	7.40%	2.80%	12.55%	19.55%	(38.40)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,188	$50,510	$47,055	$54,286	$54,890	$46,872
Average net assets (in thousands)	$49,801	$46,844	$50,465	$54,933	$50,202	$59,625
Ratios to average net assets:[4]
Net investment income	1.52%[5]	2.00%[5]	2.69%[5]	2.63%[5]	0.45%	1.09%
Total expenses[6]	0.79%[5]	0.80%[5]	0.77%[5]	0.81%[5]	0.96%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%[5]	0.72%[5]	0.77%[5]	0.79%[5]	0.88%	0.76%
Portfolio turnover rate	16%	27%	12%	36%	21%	14%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Total expenses including all underlying fund expenses were as follows:

Six Months Ended July 31, 2013	1.37%
Year Ended January 31, 2013	1.39%
Year Ended January 31, 2012	1.39%
Year Ended January 31, 2011	1.42%
Year Ended January 31, 2010	1.56%
Year Ended January 31, 2009	1.31%

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	23

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended July 31, 2013	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,
Class Y	(Unaudited)	2013	2012	2011	2010	2009

Per Share Operating Data
Net asset value, beginning of period	$8.60	$8.15	$8.14	$7.41	$6.25	$10.79
Income (loss) from investment operations:
Net investment income (loss)[1]	.09	.22	.28	.26	(.05)	.18
Net realized and unrealized gain (loss)	(.02)	.43	—[2]	.72	1.31	(4.25)
Total from investment operations	.07	.65	.28	.98	1.26	(4.07)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.20)	(.27)	(.25)	(.10)	(.16)
Distributions from net realized gain	—	—	—	—	—	(.11)
Tax return of capital distribution	—	—	—	—	—	(.20)
Total dividends and/or distributions to shareholders	—	(.20)	(.27)	(.25)	(.10)	(.47)
Net asset value, end of period	$8.67	$8.60	$8.15	$8.14	$7.41	$6.25
Total Return, at Net Asset Value[3]	0.81%	7.96%	3.47%	13.27%	20.17%	(37.92)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,911	$2,886	$3,015	$2,047	$963	$475
Average net assets (in thousands)	$2,878	$2,922	$2,522	$1,398	$609	$732
Ratios to average net assets:[4]
Net investment income (loss)	2.06%[5]	2.58%[5]	3.42%[5]	3.31%[5]	(0.74)%	1.95%
Total expenses[6]	0.26%[5]	0.21%[5]	0.17%[5]	0.14%[5]	0.22%	0.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.14%[5]	0.13%[5]	0.17%[5]	0.14%[5]	0.14%	0.09%
Portfolio turnover rate	16%	27%	12%	36%	21%	14%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Total expenses including all underlying fund expenses were as follows:

Six Months Ended July 31, 2013	0.84%
Year Ended January 31, 2013	0.80%
Year Ended January 31, 2012	0.79%
Year Ended January 31, 2011	0.75%
Year Ended January 31, 2010	0.82%
Year Ended January 31, 2009	0.64%

See accompanying Notes to Financial Statements.

24	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS    July 31, 2013 / Unaudited

1. Significant Accounting Policies

Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. Conservative Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek current income with a secondary objective of long-term growth of capital. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of Oppenheimerfunds, Inc. (“OFI” or the “Sub-Advisor”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	25

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Inflation Protected Securities Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Inflation Protected Securities Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

26	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

During the fiscal year ended January 31, 2013, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended January 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains

Expiring
2018	$15,654,819
2019	44,255,962
No expiration	22,934,431

Total	$82,845,212

Of these losses, $1,164,885 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $819,021 per year.

As of July 31, 2013, it is estimated that the capital loss carryforwards would be $59,910,781 expiring by 2019 and $24,681,124 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended July 31, 2013, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$509,744,249

Gross unrealized appreciation	$55,399,130
Gross unrealized depreciation	(7,245,002)

Net unrealized appreciation	$48,154,128

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	27

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended July 31, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$825
Payments Made to Retired Trustees	—
Accumulated Liability as of July 31, 2013	15,032

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a

28	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	29

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are

30	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Investment Companies	$494,781,057	$63,117,320	$—	$557,898,377

Total Assets	$494,781,057	$63,117,320	$—	$557,898,377

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended July 31, 2013		Year Ended January 31, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	6,380,998	$55,075,581	10,917,193	$91,878,805
Dividends and/or distributions reinvested	—	—	722,467	6,104,847
Acquisition—Note 6	—	—	3,117,781	26,844,097
Redeemed	(5,138,292)	(44,310,601)	(7,598,277)	(63,630,087)

Net increase	1,242,706	$10,764,980	7,159,164	$61,197,662

Class B
Sold	119,747	$1,025,436	563,233	$4,648,151
Dividends and/or distributions reinvested	—	—	41,232	346,758
Acquisition—Note 6	—	—	174,449	1,484,562
Redeemed	(539,073)	(4,613,984)	(1,090,962)	(9,057,945)

Net decrease	(419,326)	$(3,588,548)	(312,048)	$(2,578,474)

Class C
Sold	2,594,631	$22,081,027	6,404,347	$53,136,741
Dividends and/or distributions reinvested	—	—	253,104	2,115,946
Acquisition—Note 6	—	—	913,077	7,742,894
Redeemed	(2,583,264)	(21,973,452)	(4,325,075)	(35,872,302)

Net increase	11,367	$107,575	3,245,453	$27,123,279

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	31

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

3. Shares of Beneficial Interest Continued

	Six Months Ended July 31, 2013		Year Ended January 31, 2013
	Shares	Amount	Shares	Amount
Class N
Sold	743,585	$6,395,492	1,874,393	$15,702,416
Dividends and/or distributions reinvested	—	—	93,652	789,486
Acquisition—Note 6	—	—	521,073	4,460,382
Redeemed	(1,160,980)	(9,951,806)	(2,387,770)	(19,939,245)

Net increase (decrease)	(417,395)	$(3,556,314)	101,348	$1,013,039

Class Y
Sold	77,534	$669,278	156,477	$1,320,324
Dividends and/or distributions reinvested	—	—	7,899	66,988
Acquisition—Note 6	—	—	157	1,361
Redeemed	(77,272)	(673,297)	(198,991)	(1,664,732)

Net increase (decrease)	262	$(4,019)	(34,458)	$(276,059)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended July 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$111,124,608	$87,061,007

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the six months ended July 31, 2013 was 0.52%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

32	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2013 were as follows:

Class C	$1,838,525
Class N	1,384,648

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	33

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
July 31, 2013	$119,949	$326	$22,714	$7,304	$645

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), as a percentage of daily net assets, will not exceed the annual rate of 1.25%, 2.00%, 2.00%, 1.50% and 1.00%, for Class A, Class B, Class C, Class N and Class Y, respectively. The expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.

The Manager has also voluntarily agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.10% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waiver and/or expense reimbursements that may apply. During the six months ended July 31, 2013, the manager waived fees and/or reimbursed the Fund $275,528.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.

During the six months ended July 31, 2013, the Transfer Agent voluntarily waived $48,277 of fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Acquisition of Oppenheimer Transition 2010 Fund

On October 18, 2012, the Fund acquired all of the net assets of Oppenheimer Transition 2010 Fund at fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Transition 2010 Fund shareholders on September 14, 2012.

The exchange qualified as a tax-free reorganization for federal income tax purposes. The purpose of the acquisition is to combine two funds with similar investment objectives, strategies, and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered expenses.

34	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer Transition 2010 Fund	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on October 18, 2012[1]
Class A	0.9814917538	3,117,781	$26,844,097	$295,973,170
Class B	0.9803823737	174,499	$1,484,562	$31,640,386
Class C	0.9818136792	913,077	$7,742,894	$139,565,990
Class N	0.9979530374	521,073	$4,460,383	$49,602,160
Class Y	1.0166089017	157	$1,361	$2,983,124

1. The net assets acquired included net unrealized appreciation of $6,427,036 and an unused capital loss carryforward of $1,360,437, potential utilization subject to tax limitations.

Had the merger occurred at the beginning of the prior reporting period, the Fund’s Statement of Operations would have been adjusted to the following amounts:

Net investment income	$10,063,442
Net gain on investments	$20,532,807
Net increase in net assets resulting from operations	$30,596,249

7. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	35

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

7. Pending Litigation Continued

and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV.

Plaintiffs allege breach of contract and common law fraud claims against the defendantsand seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15,2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

36	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

SPECIAL SHAREHOLDER MEETING    Unaudited

On June 21, 2013, a shareholder meeting of Oppenheimer Conservative Investor Fund (the “Fund”) as series of Oppenheimer Portfolio Series (the “Trust”) was held at held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1). At the meeting the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s proxy statement dated April 12, 3012. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
Brian F. Wruble	324,147,843	4,684,591
David K. Downes	324,077,307	4,755,128
Matthew P. Fink	323,819,210	5,013,225
Edmund Giambastiani, Jr.	323,806,083	5,026,352
Phillip A. Griffiths	324,047,725	4,784,710
Mary F. Miller	323,960,540	4,871,895
Joel W. Motley	324,167,662	4,664,773
Joanne Pace	323,951,366	4,881,069
Mary Ann Tynan	324,165,199	4,667,236
Joseph M. Wikler	323,812,337	5,020,098
Peter I. Wold	324,079,437	4,752,998
William F. Glavin, Jr.	323,908,264	4,924,171

Proposal 2: To approve changes in, or the removal of, certain fundamental investment policies/investment objectives.

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain
30,417,654	1,076,570	1,376,617

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain
30,409,367	1,098,467	1,363,006

2c-1: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain
30,339,384	1,209,863	1,321,593

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain
30,423,385	1,112,252	1,335,204

2e: Proposal to remove the additional fundamental policy relating to estate and commodities

For	Against	Abstain
30,627,582	880,253	1,363,005

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain
30,461,314	1,047,620	1,361,907

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	37

SPECIAL SHAREHOLDER MEETING    Unaudited / Continued

2g: Proposal to remove the additional fundamental policy relating to underwriting

For	Against	Abstain
30,633,987	802,102	1,434,752

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain
253,721,880	6,557,130	8,760,543

38	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	39

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Trustee

Phillip A. Griffiths, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Mary Ann Tynan, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Mark Hamilton, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2013 OppenheimerFunds, Inc. All rights reserved.

40	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	41

PRIVACY POLICY

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

42	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

RS0540.001.0713 September 23, 2013

7	31	2013

SEMIANNUAL REPORT

Oppenheimer Portfolio Series Moderate Investor Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/13

	Class A Shares of the Fund		S&P 500 Index	Barclays U.S. Aggregate Bond Index
	Without Sales Charge	With Sales Charge
6-Month	4.88%	–1.15%	13.73%	–1.62%
1-Year	13.42	6.90	25.00	–1.90
5-Year	1.22	0.03	8.26	5.23
Since Inception (4/5/05)	2.60	1.87	6.58	4.96

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Fund Performance Discussion1

Over the six-month reporting period ended July 31, 2013, the Fund’s Class A shares (without sales charge) returned 4.88%. During a period in which equities outperformed fixed-income securities, the Fund outperformed the Barclays U.S. Aggregate Bond Index, which returned –1.62%, and underperformed the S&P 500 Index, which returned 13.73%.

MARKET OVERVIEW

Early in the reporting period, the highly accommodative policies of central banks throughout the world, and positive data surprises in the U.S. regarding housing and employment, buoyed investor sentiment and resulted in a rally in risk markets. The continuation of the Bank of Japan’s massive asset purchase program (sometimes referred to as “Abe-nomics”) was a major driving force as Japanese investors were pushed out on the risk curve away from Japanese government bonds (JGBs) and into riskier assets. At the end of May, market volatility picked up measurably as comments from Federal Reserve (“Fed”) Chairman Ben Bernanke at a Congressional hearing surprised the market when he indicated a possible slowdown of the central bank’s asset purchase program if the economy continued to show improvement. Additionally, fears began to creep into the market about a possible slowdown in the world’s emerging economies. As a result, risk assets sold off across the board, with Japanese stocks and emerging market debt absorbing the brunt of the selling, although investment grade credit was certainly not immune.

Simultaneously, the intermediate and long-end of the U.S. Treasury curve steepened quite dramatically as investors began to price in the likelihood of higher interest rates in the future. The volatility continued through June as the Federal Open Market Committee (FOMC) issued a statement indicating again that if the U.S. economy continued to improve the Fed would begin to slow down its $85 billion a month purchases of U.S. Treasuries and mortgage-backed securities (“MBS”).

Equity and fixed-income markets in the U.S. stabilized over the final weeks of the reporting period when investors came to the realization that an end to the quantitative easing program did not necessarily imply an imminent increase in short-term interest rates. However, fixed income produced negative returns and underperformed equities during the reporting period.

1. The Fund is invested in Class I shares of all underlying funds discussed in this Fund Performance Discussion, except for Oppenheimer Master Inflation Protected Securities Fund, LLC and Oppenheimer Master Loan Fund, LLC, which do not offer Class I shares.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	3

FUND REVIEW

The Fund’s investment in underlying equity funds drove its positive return this period. The Fund had its largest allocation to domestic equity funds, with Oppenheimer Value Fund and Oppenheimer Capital Appreciation Fund being its top two holdings at period end. These two underlying funds also provided the strongest contribution to return for the Fund, as they produced positive absolute results this period. On a relative basis they underperformed their respective benchmarks due largely to weaker relative stock selection in a few sectors. The Fund had a smaller allocation to Oppenheimer Main Street Small- & Mid-Cap Fund, which also performed positively despite underperforming its benchmarks.

The Fund also received positive contributions from its exposure to foreign equity funds. The Fund’s largest foreign equity funds at period end were Oppenheimer International Growth Fund and Oppenheimer International Value Fund. Both of these underlying funds produced positive performance and outperformed their respective benchmarks during the period.

The Fund’s investment in fixed-income funds detracted from performance this period. Oppenheimer Core Bond Fund and Oppenheimer Limited-Term Government Fund were the Fund’s largest fixed-income holdings during the period. Fixed-income markets experienced the bulk of their declines this period after the Fed began to discuss potential tapering. Both Oppenheimer Core Bond

Fund and Oppenheimer Limited-Term Government Fund produced negative returns against this backdrop. On a relative basis, Oppenheimer Core Bond Fund performed roughly in line with its benchmarks. Relative to its benchmarks, Oppenheimer Limited-Term Government Fund outperformed the Barclays U.S. Government Bond Index, but underperformed the Barclays U.S. 1-3 Year Government Bond Index. Oppenheimer Core Bond Fund maintained a significant underweight position to government bonds, and instead sourced its exposure through corporate bonds, mortgages and structured products. This positioning helped the underlying fund produce positive performance earlier in the period as credit markets in the U.S. rallied on the back of positive economic surprises, despite the Cyprus banking crisis, deteriorating conditions in the Eurozone and moderating growth in emerging markets. However, the volatility over the second half of the period resulted in an overall negative return for the underlying fund this period. Similarly, Oppenheimer Limited-Term Government Fund favored spread products such as MBS over government debt, which produced slight positive performance early in the period and declines later on. Both underlying funds’ exposure to MBS detracted from performance during this period.

The Fund’s next largest fixed-income holding was Oppenheimer International Bond Fund, which also produced a negative return. On a relative basis, this underlying fund outperformed its Reference Index, which is a

4	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

customized weighted index currently comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the JPMorgan Government Bond Index - Emerging Markets Global Diversified, and 20% of the JPMorgan Emerging Markets Bond Index Global Diversified. This underlying fund produced a lower total return than Oppenheimer Core Bond Fund, primarily due to its emerging market debt exposure. After the Fed discussed potential tapering, interest rates increased in most developed markets, but the magnitude of the reaction in emerging markets surprised many as rates in Mexico, Brazil, Russia and elsewhere rose faster than those in the U.S.

Performing positively on the fixed-income side was Oppenheimer Master Loan Fund, LLC, which invests in loans. Despite the volatility in fixed-income markets, the performance of senior loans was modestly positive and contrasted sharply with that of longer duration asset classes such as U.S. Treasuries, intermediate bonds, high yield bonds and emerging market debt. On a relative basis, this underlying fund underperformed its benchmark.

The Fund’s allocation to alternative investments had a negative impact on performance this period. The negative performance stemmed primarily from allocations to Oppenheimer Gold & Special Minerals Fund, Oppenheimer Master Inflation Protected Securities Fund, LLC, and Oppenheimer Commodity Strategy Total Return Fund. Gold

stocks generally produced lower returns than most other industry groups in the global equity markets, weighing on Oppenheimer Gold & Special Minerals Fund’s performance and resulting in underperformance relative to its benchmark. After the Fed signaled a potential tapering of quantitative easing, commodity prices moved lower amid expectations that the Fed would shift towards a less accommodative monetary policy in the months ahead. Because gold is often considered a hedge against geopolitical instability and inflation, increasingly sanguine investors turned their attention away from precious metals in the recovering global economy. Gold stocks fell even more severely than bullion prices when selling pressure increased among both long-term investors and short-term traders. In addition, investors responded negatively to rising operating costs as gold producers attempted to mine hard-to-reach deposits in a way that complied with more stringent environment regulations in many parts of the world. Oppenheimer Master Inflation Protected Securities Fund’s performance is closely correlated to U.S. inflation rates, which drove its performance. The underlying fund performed roughly in line with its benchmark. Oppenheimer Commodity Strategy Total Return Fund declined and underperformed its benchmarks in what was a difficult period for commodities, particularly following the Fed’s comments.

MEET THE NEW PORTFOLIO MANAGER

Effective August 5, 2013, Mark Hamilton has been named portfolio manager of the Fund.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	5

Mr. Hamilton joined OppenheimerFunds on April 8, 2013, as Chief Investment Officer, Asset Allocation. Before joining OppenheimerFunds, Mr. Hamilton held various roles during his 19 year tenure at AllianceBernstein L.P. Most recently, he was an investment director on the Dynamic Asset Allocation portfolio management team. His responsibilities included managing investments in the global equity, bond, credit, currency and real asset sectors, directing global product design, and directing the development and implementation of dynamic asset allocation strategies for institutional, sub-advisory, retail and private client channels. Mr. Hamilton previously served in roles as Head of the North American Blend team, Director of Fixed Income Plus Strategies, and Co-Head of the U.K. and European Fixed Income team at AllianceBernstein L.P. He holds an M.S. in finance and applied economics from the Sloan School of Management at the Massachusetts Institute of Technology and a B.A. in international relations and political science from the University of Southern California.

Mark Hamilton Portfolio Manager

6	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Top Holdings and Allocations

ASSET CLASS ALLOCATION
Domestic Equity Funds	43.0%
Domestic Fixed Income Funds	23.9
Foreign Equity Funds	18.2
Alternative Funds	8.2
Foreign Fixed Income Fund	6.0
Money Market Fund	0.7

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2013, and are based on the total market value of investments.

TOP TEN HOLDINGS
Oppenheimer Value Fund, Cl. I	20.7%
Oppenheimer Capital Appreciation Fund, Cl. I	16.2
Oppenheimer Core Bond Fund, Cl. I	14.3
Oppenheimer International Growth Fund, Cl. I	7.8
Oppenheimer Limited-Term Government Fund, Cl. I	6.6
Oppenheimer Main Street Small-& Mid- Cap Fund, Cl. I	6.3
Oppenheimer International Value Fund, Cl. I	6.1
Oppenheimer International Bond Fund, Cl. I	6.0
Oppenheimer Master Inflation Protected Securities Fund, LLC	3.2
Oppenheimer Master Loan Fund, LLC	2.9

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2013, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/13

	Inception Date	6-Month	1-Year	5-Year	Since Inception
CLASS A (OAMIX)	4/5/05	4.88%	13.42%	1.22%	2.60%
CLASS B (OBMIX)	4/5/05	4.41%	12.33%	0.34%	1.97%
CLASS C (OCMIX)	4/5/05	4.54%	12.63%	0.44%	1.81%
CLASS N (ONMIX)	4/5/05	4.81%	13.10%	0.95%	2.33%
CLASS Y (OYMIX)	4/5/05	5.07%	13.72%	1.55%	2.94%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/13
	Inception Date	6-Month	1-Year	5-Year	Since Inception
CLASS A (OAMIX)	4/5/05	–1.15%	6.90%	0.03%	1.87%
CLASS B (OBMIX)	4/5/05	–0.59%	7.33%	–0.03%	1.97%
CLASS C (OCMIX)	4/5/05	3.54%	11.63%	0.44%	1.81%
CLASS N (ONMIX)	4/5/05	3.81%	12.10%	0.95%	2.33%
CLASS Y (OYMIX)	4/5/05	5.07%	13.72%	1.55%	2.94%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Barclays U.S. Aggregate Bond Index is an index of U.S.-dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. Indices are unmanaged and cannot be purchased directly

8	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

by investors. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Fund Expenses  Continued

Actual	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During 6 Months Ended July 31, 2013
Class A	$1,000.00	$1,048.80	$1.88
Class B	1,000.00	1,044.10	6.00
Class C	1,000.00	1,045.40	5.75
Class N	1,000.00	1,048.10	3.15
Class Y	1,000.00	1,050.70	0.25

Hypothetical (5% return before expenses)
Class A	1,000.00	1,022.96	1.86
Class B	1,000.00	1,018.94	5.92
Class C	1,000.00	1,019.19	5.67
Class N	1,000.00	1,021.72	3.11
Class Y	1,000.00	1,024.55	0.25

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding the indirect expenses incurred through the Fund’s investments in the underlying funds, based on the 6-month period ended July 31, 2013 are as follows:

Class	Expense Ratios
Class A	0.37%
Class B	1.18
Class C	1.13
Class N	0.62
Class Y	0.05

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	11

STATEMENT OF INVESTMENTS    July 31, 2013 / Unaudited

	Shares	Value

Investment Companies—100.2%[1]
Alternative Funds—8.2%
Oppenheimer Commodity Strategy Total Return Fund, Cl. I2	4,498,722	$13,451,177
Oppenheimer Currency Opportunities Fund, Cl. I2	822,205	11,420,428
Oppenheimer Global Multi Strategies Fund, Cl. I	654,408	16,641,604
Oppenheimer Gold & Special Minerals Fund, Cl. I2	382,078	7,068,438
Oppenheimer Master Inflation Protected Securities Fund, LLC	3,867,955	44,253,909
Oppenheimer Real Estate Fund, Cl. I	854,458	20,472,805

		113,308,361
Domestic Equity Funds—43.1%
Oppenheimer Capital Appreciation Fund, Cl. I	3,864,534	223,524,631
Oppenheimer Main Street Small- & Mid- Cap Fund, Cl. I	2,984,172	86,570,834
Oppenheimer Value Fund, Cl. I	10,162,229	285,355,379

		595,450,844
Domestic Fixed Income Funds—24.0%
Oppenheimer Core Bond Fund, Cl. I	29,317,794	197,601,929
Oppenheimer Limited-Term Government Fund, Cl. I	10,007,905	91,872,570
Oppenheimer Master Loan Fund, LLC	2,952,672	40,645,464

		330,119,963
Foreign Equity Funds—18.2%
Oppenheimer Developing Markets Fund, Cl. I	985,780	34,255,840
Oppenheimer International Growth Fund, Cl. I	3,104,354	107,441,703
Oppenheimer International Small Company Fund, Cl. I	953,227	25,946,845
Oppenheimer International Value Fund, Cl. I2	4,782,068	84,403,508
		252,047,896
Foreign Fixed Income Fund—6.0%
Oppenheimer International Bond Fund, Cl. I	13,637,161	83,323,051
Money Market Fund—0.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[3]	9,754,698	9,754,698
Total Investments, at Value (Cost $1,139,408,019)	100.2%	1,384,004,813
Liabilities in Excess of Other Assets	(0.2)	(2,221,305)

Net Assets	100.0%	$1,381,783,508

12	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares January 31, 2013	Gross Additions		Gross Reductions		Shares July 31,2013
Oppenheimer Capital Appreciation Fund, Cl. I	—	3,877,670	[a]	13,136		3,864,534
Oppenheimer Capital Appreciation Fund, Cl. Y	3,853,530	71,189		3,924,719	[a]	—
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	—	4,535,884	[a]	37,162		4,498,722
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	4,499,948	68,806		4,568,754	[a]	—
Oppenheimer Core Bond Fund, Cl. I	—	29,541,089	[a]	223,295		29,317,794
Oppenheimer Core Bond Fund, Cl. Y	28,674,201	718,297		29,392,498	[a]	—
Oppenheimer Currency Opportunities Fund, Cl. I	—	829,119	[a]	6,914		822,205
Oppenheimer Currency Opportunities Fund, Cl. Y	819,742	13,149		832,891	[a]	—
Oppenheimer Developing Markets Fund, Cl. I	—	993,449	[a]	7,669		985,780
Oppenheimer Developing Markets Fund, Cl. Y	983,443	14,795		998,238	[a]	—
Oppenheimer Global Multi Strategies Fund, Cl. I	—	659,747	[a]	5,339		654,408
Oppenheimer Global Multi Strategies Fund, Cl. Y	656,707	10,282		666,989	[a]	—
Oppenheimer Gold & Special Minerals Fund, Cl. I	—	387,084	[a]	5,006		382,078
Oppenheimer Gold & Special Minerals Fund, Cl. Y	381,746	7,646		389,392	[a]	—
Oppenheimer Institutional Money Market Fund, Cl. E	9,727,111	212,264		184,677		9,754,698
Oppenheimer International Bond Fund, Cl. I	—	13,744,275	[a]	107,114		13,637,161
Oppenheimer International Bond Fund, Cl. Y	13,300,939	334,928		13,635,867	[a]	—
Oppenheimer International Growth Fund, Cl. I	—	3,124,146	[a]	19,792		3,104,354
Oppenheimer International Growth Fund, Cl. Y	3,098,571	40,002		3,138,573	[a]	—
Oppenheimer International Small Company Fund, Cl. I	—	956,195	[a]	2,968		953,227
Oppenheimer International Small Company Fund, Cl. Y	950,650	16,506		967,156	[a]	—
Oppenheimer International Value Fund, Cl. I	—	4,815,141	[a]	33,073		4,782,068
Oppenheimer International Value Fund, Cl. Y	4,769,271	66,710		4,835,981	[a]	—
Oppenheimer Limited-Term Government Fund, Cl. I	—	10,044,302	[a]	36,397		10,007,905
Oppenheimer Limited-Term Government Fund, Cl. Y	9,890,738	253,172		10,143,910	[a]	—
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. I	—	3,005,256	[a]	21,084		2,984,172
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	2,973,583	43,740		3,017,323	[a]	—
Oppenheimer Master Inflation Protected Securities Fund, LLC	3,854,304	212,554		198,903		3,867,955
Oppenheimer Master Loan Fund, LLC	2,944,494	64,230		56,052		2,952,672
Oppenheimer Real Estate Fund, Cl. I	—	859,770	[a]	5,312		854,458
Oppenheimer Real Estate Fund, Cl. Y	842,840	12,577		855,417	[a]	—
Oppenheimer Value Fund, Cl. I	—	10,192,839	[a]	30,610		10,162,229
Oppenheimer Value Fund, Cl. Y	10,136,394	168,872		10,305,266	[a]	—

	Value	Income	Realized Gain (Loss)
Oppenheimer Capital Appreciation Fund, Cl. I	$223,524,631	$—	$2,588
Oppenheimer Capital Appreciation Fund, Cl. Y	—	—	37,479
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	13,451,177	—	(10,259)
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	—	—	(5,413)
Oppenheimer Core Bond Fund, Cl. I	197,601,929	1,410,340	(508,607)
Oppenheimer Core Bond Fund, Cl. Y	—	2,473,993	(686,185)
Oppenheimer Currency Opportunities Fund, Cl. I	11,420,428	—	(3,847)
Oppenheimer Currency Opportunities Fund, Cl. Y	—	—	(1,473)
Oppenheimer Developing Markets Fund, Cl. I	34,255,840	—	(7,376)
Oppenheimer Developing Markets Fund, Cl. Y	—	—	(5,196)
Oppenheimer Global Multi Strategies Fund, Cl. I	16,641,604	—	(2,599)

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	13

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments Continued

	Value	Income		Realized Gain (Loss)
Oppenheimer Global Multi Strategies Fund, Cl. Y	$—	$—		$780
Oppenheimer Gold & Special Minerals Fund, Cl. I	7,068,438	—		(137,519)
Oppenheimer Gold & Special Minerals Fund, Cl. Y	—	—		(128,552)
Oppenheimer Institutional Money Market Fund, Cl. E	9,754,698	6,090		—
Oppenheimer International Bond Fund, Cl. I	83,323,051	671,958		(34,501)
Oppenheimer International Bond Fund, Cl. Y	—	1,095,735		(4,882)
Oppenheimer International Growth Fund, Cl. I	107,441,703	—		1,546
Oppenheimer International Growth Fund, Cl. Y	—	—		41,343
Oppenheimer International Small Company Fund, Cl. I	25,946,845	—		87
Oppenheimer International Small Company Fund, Cl. Y	—	—		6,463
Oppenheimer International Value Fund, Cl. I	84,403,508	—		267
Oppenheimer International Value Fund, Cl. Y	—	—		13,509
Oppenheimer Limited-Term Government Fund, Cl. I	91,872,570	27,188		(9,497)
Oppenheimer Limited-Term Government Fund, Cl. Y	—	689,155		(23,751)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. I	86,570,834	—		9,144
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	—	—		11,769
Oppenheimer Master Inflation Protected Securities Fund, LLC	44,253,909	539,293	[b]	157,843 [b]
Oppenheimer Master Loan Fund, LLC	40,645,464	1,386,412	[c]	302,617 [c]
Oppenheimer Real Estate Fund, Cl. I	20,472,805	173,040		(2,836)
Oppenheimer Real Estate Fund, Cl. Y	—	55,837		4,698
Oppenheimer Value Fund, Cl. I	285,355,379	—		673
Oppenheimer Value Fund, Cl. Y	—	—		58,238

	$1,384,004,813	$8,529,041		$(923,449)

a. The Fund elected to invest in Class I Shares of the Underlying Funds as they became available to investors.

b. Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. Rate shown is the 7-day yield as of July 31, 2013.

See accompanying Notes to Financial Statements.

14	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES    July 31, 2013 / Unaudited

Assets
Investments, at value—see accompanying statement of investments—affiliated companies (cost $1,139,408,019)	$1,384,004,813
Cash	327,357
Receivables and other assets:
Dividends	865,832
Shares of beneficial interest sold	8,211
Other	61,617
Total assets	1,385,267,830
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,452,864
Investments purchased	1,276,294
Distribution and service plan fees	288,354
Transfer and shareholder servicing agent fees	255,688
Trustees' compensation	96,526
Shareholder communications	2,604
Other	111,992
Total liabilities	3,484,322
Net Assets	$1,381,783,508
Composition of Net Assets
Par value of shares of beneficial interest	$140,810
Additional paid-in capital	1,430,034,798
Accumulated net investment income	10,192,756
Accumulated net realized loss on investments	(303,181,650)
Net unrealized appreciation on investments	244,596,794
Net Assets	$1,381,783,508

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	15

STATEMENT OF ASSETS AND LIABILITIES    Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $825,333,290 and 83,523,602 shares of beneficial interest outstanding)	$9.88
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.48
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $102,712,366 and 10,573,134 shares of beneficial interest outstanding)	$9.71
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $333,604,120 and 34,478,704 shares of beneficial interest outstanding)	$9.68
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $111,173,533 and 11,333,829 shares of beneficial interest outstanding)	$9.81
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $8,960,199 and 900,844 shares of beneficial interest outstanding)	$9.95

See accompanying Notes to Financial Statements.

16	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF OPERATIONS    For the Six Months Ended July 31, 2013 / Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC:
Interest	$539,293
Net expenses	(106,375)
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	432,918
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	1,385,711
Dividends	701
Net expenses	(74,814)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	1,311,598
Total allocation of net investment income from master funds	1,744,516
Investment Income
Dividends from affiliated companies	6,603,336
Interest	616
Total investment income	6,603,952
Expenses
Distribution and service plan fees:
Class A	965,005
Class B	526,700
Class C	1,596,448
Class N	280,536
Transfer and shareholder servicing agent fees:
Class A	667,317
Class B	111,296
Class C	281,486
Class N	93,670
Class Y	4,473
Shareholder communications:
Class A	54,968
Class B	15,185
Class C	20,711
Class N	3,841
Class Y	125
Trustees' compensation	13,574
Custodian fees and expenses	5,042
Other	30,277
Total expenses	4,670,654
Less waivers and reimbursements of expenses	(577,212)
Net expenses	4,093,442
Net Investment Income	4,255,026

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	17

STATEMENT OF OPERATIONS    Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized loss on investments from affiliated companies	$(1,383,909)
Net realized gain allocated from:
Oppenheimer Master Inflation Protected Securities Fund, LLC	157,843
Oppenheimer Master Loan Fund, LLC	302,617
Total net realized loss	(923,449)
Net change in unrealized appreciation/depreciation on investments	63,124,925
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Inflation Protected Securities Fund, LLC	(3,427,000)
Oppenheimer Master Loan Fund, LLC	(157,719)
Total net change in unrealized appreciation/depreciation	59,540,206
Net Increase in Net Assets Resulting from Operations	$62,871,783

1. The Fund invests in affiliated mutual funds that expect to be treated as partnership for tax purposes. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended July 31, 2013 (Unaudited)	Year Ended January 31, 2013
Operations
Net investment income	$4,255,026	$18,280,480
Net realized loss	(923,449)	(9,892,690)
Net change in unrealized appreciation/depreciation	59,540,206	97,314,645
Net increase in net assets resulting from operations	62,871,783	105,702,435
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(12,406,395)
Class B	—	(969,425)
Class C	—	(3,348,984)
Class N	—	(1,649,609)
Class Y	—	(141,642)
	—	(18,516,055)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	24,028,230	175,927,690
Class B	(14,616,389)	(4,625,145)
Class C	5,750,810	61,642,794
Class N	(9,749,504)	12,551,091
Class Y	(9,204)	(1,722,935)
	5,403,943	243,773,495
Net Assets
Total increase	68,275,726	330,959,875
Beginning of period	1,313,507,782	982,547,907
End of period (including accumulated net investment income of $10,192,756 and $5,937,730, respectively)	$1,381,783,508	$1,313,507,782

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	19

FINANCIAL HIGHLIGHTS

	Six Months Ended July 31, 2013	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,
Class A	(Unaudited)	2013	2012	2011	2010	2009

Per Share Operating Data
Net asset value, beginning of period	$9.42	$8.67	$8.77	$7.72	$6.12	$11.01
Income (loss) from investment operations:
Net investment income[1]	.04	.18	.21	.18	.07	.13
Net realized and unrealized gain (loss)	.42	.73	(.10)	1.05	1.54	(4.53)
Total from investment operations	.46	.91	.11	1.23	1.61	(4.40)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.16)	(.21)	(.18)	(.01)	(.13)
Distributions from net realized gain	—	—	—	—	—	(.25)
Tax return of capital distribution	—	—	—	—	—	(.11)
Total dividends and/or distributions to shareholders	—	(.16)	(.21)	(.18)	(.01)	(.49)
Net asset value, end of period	$9.88	$9.42	$8.67	$8.77	$7.72	$6.12
Total Return, at Net Asset Value[2]	4.88%	10.51%	1.31%	15.94%	26.28%	(40.17)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$825,333	$763,081	$538,032	$542,308	$450,074	$351,987
Average net assets (in thousands)	$797,695	$606,831	$539,801	$491,634	$403,150	$486,485
Ratios to average net assets:[3]
Net investment income	0.90%[4]	2.00%[4]	2.38%[4]	2.20%[4]	1.04%	1.36%
Total expenses[5]	0.46%[4]	0.45%[4]	0.45%[4]	0.47%[4]	0.51%	0.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.37%[4]	0.39%[4]	0.45%[4]	0.47%[4]	0.51%	0.42%
Portfolio turnover rate	2%	23%	12%	43%	13%	9%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

5. Total expenses including all underlying fund expenses were as follows:

Six Months Ended July 31, 2013	1.11%
Year Ended January 31, 2013	1.09%
Year Ended January 31, 2012	1.11%
Year Ended January 31, 2011	1.12%
Year Ended January 31, 2010	1.15%
Year Ended January 31, 2009	1.00%

See accompanying Notes to Financial Statements.

20	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

	Six Months Ended July 31, 2013	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,
Class B	(Unaudited)	2013	2012	2011	2010	2009

Per Share Operating Data
Net asset value, beginning of period	$9.30	$8.56	$8.65	$7.62	$6.09	$10.92
Income (loss) from investment operations:
Net investment income[1]	— [2]	.09	.13	.11	.03	.05
Net realized and unrealized gain (loss)	.41	.73	(.09)	1.03	1.50	(4.47)
Total from investment operations	.41	.82	.04	1.14	1.53	(4.42)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.08)	(.13)	(.11)	—	(.05)
Distributions from net realized gain	—	—	—	—	—	(.25)
Tax return of capital distribution	—	—	—	—	—	(.11)
Total dividends and/or distributions to shareholders	—	(.08)	(.13)	(.11)	—	(.41)
Net asset value, end of period	$9.71	$9.30	$8.56	$8.65	$7.62	$6.09
Total Return, at Net Asset Value[3]	4.41%	9.59%	0.49%	14.94%	25.12%	(40.64)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$102,713	$112,666	$108,665	$118,398	$105,937	$ 86,709
Average net assets (in thousands)	$106,447	$106,286	$113,632	$111,116	$ 96,884	$123,999
Ratios to average net assets:[4]
Net investment income	0.09%[5]	1.07%[5]	1.48%[5]	1.32%[5]	0.43%	0.49%
Total expenses[6]	1.27%[5]	1.29%[5]	1.32%[5]	1.34%[5]	1.41%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.18%[5]	1.23%[5]	1.32%[5]	1.34%[5]	1.40%	1.26%
Portfolio turnover rate	2%	23%	12%	43%	13%	9%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Total expenses including all underlying fund expenses were as follows:

Six Months Ended July 31, 2013	1.92%
Year Ended January 31, 2013	1.93%
Year Ended January 31, 2012	1.98%
Year Ended January 31, 2011	1.99%
Year Ended January 31, 2010	2.05%
Year Ended January 31, 2009	1.84%

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	21

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended July 31, 2013	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,
Class C	(Unaudited)	2013	2012	2011	2010	2009

Per Share Operating Data
Net asset value, beginning of period	$9.26	$8.54	$8.63	$7.61	$6.07	$10.90
Income (loss) from investment operations:
Net investment income[1]	.01	.11	.14	.12	.03	.05
Net realized and unrealized gain (loss)	.41	.71	(.09)	1.02	1.51	(4.46)
Total from investment operations	.42	.82	.05	1.14	1.54	(4.41)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.10)	(.14)	(.12)	—	(.06)
Distributions from net realized gain	—	—	—	—	—	(.25)
Tax return of capital distribution	—	—	—	—	—	(.11)
Total dividends and/or distributions to shareholders	—	(.10)	(.14)	(.12)	—	(.42)
Net asset value, end of period	$9.68	$9.26	$8.54	$8.63	$7.61	$6.07
Total Return, at Net Asset Value[2]	4.54%	9.63%	0.65%	14.97%	25.37%	(40.66)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$333,604	$313,572	$231,079	$230,368	$194,113	$158,155
Average net assets (in thousands)	$323,531	$257,063	$231,140	$209,895	$175,655	$223,472
Ratios to average net assets:[3]
Net investment income	0.14%[4]	1.22%[4]	1.61%[4]	1.42%[4]	0.45%	0.56%
Total expenses[5]	1.22%[4]	1.21%[4]	1.22%[4]	1.25%[4]	1.30%	1.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.13%[4]	1.15%[4]	1.22%[4]	1.25%[4]	1.30%	1.20%
Portfolio turnover rate	2%	23%	12%	43%	13%	9%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

5. Total expenses including all underlying fund expenses were as follows:

Six Months Ended July 31, 2013	1.87%
Year Ended January 31, 2013	1.85%
Year Ended January 31, 2012	1.88%
Year Ended January 31, 2011	1.90%
Year Ended January 31, 2010	1.94%
Year Ended January 31, 2009	1.78%

See accompanying Notes to Financial Statements.

22	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

	Six Months Ended July 31, 2013	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,
Class N	(Unaudited)	2013	2012	2011	2010	2009

Per Share Operating Data
Net asset value, beginning of period	$9.36	$8.62	$8.71	$7.67	$6.09	$10.96
Income (loss) from investment operations:
Net investment income[1]	.03	.15	.18	.16	.04	.11
Net realized and unrealized gain (loss)	.42	.72	(.09)	1.04	1.54	(4.51)
Total from investment operations	.45	.87	.09	1.20	1.58	(4.40)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.13)	(.18)	(.16)	—	(.11)
Distributions from net realized gain	—	—	—	—	—	(.25)
Tax return of capital distribution	—	—	—	—	—	(.11)
Total dividends and/or distributions to shareholders	—	(.13)	(.18)	(.16)	—	(.47)
Net asset value, end of period	$9.81	$9.36	$8.62	$8.71	$7.67	$6.09
Total Return, at Net Asset Value[2]	4.81%	10.17%	1.12%	15.62%	25.94%	(40.36)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$111,174	$115,659	$ 95,267	$109,375	$93,550	$72,712
Average net assets (in thousands)	$113,374	$ 99,577	$105,816	$101,701	$85,066	$96,842
Ratios to average net assets:[3]
Net investment income	0.66%[4]	1.71%[4]	2.08%[4]	1.93%[4]	0.61%	1.13%
Total expenses[5]	0.71%[4]	0.71%[4]	0.72%[4]	0.73%[4]	0.78%	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.62%[4]	0.65%[4]	0.72%[4]	0.73%[4]	0.78%	0.69%
Portfolio turnover rate	2%	23%	12%	43%	13%	9%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

5. Total expenses including all underlying fund expenses were as follows:

Six Months Ended July 31, 2013	1.36%
Year Ended January 31, 2013	1.35%
Year Ended January 31, 2012	1.38%
Year Ended January 31, 2011	1.38%
Year Ended January 31, 2010	1.42%
Year Ended January 31, 2009	1.27%

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	23

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended July 31, 2013	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,
Class Y	(Unaudited)	2013	2012	2011	2010	2009

Per Share Operating Data
Net asset value, beginning of period	$9.47	$8.70	$8.80	$7.75	$6.14	$11.05
Income (loss) from investment operations:
Net investment income[1]	.06	.18	.24	.22	.05	.18
Net realized and unrealized gain (loss)	.42	.75	(.11)	1.04	1.60	(4.57)
Total from investment operations	.48	.93	.13	1.26	1.65	(4.39)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.16)	(.23)	(.21)	(.04)	(.16)
Distributions from net realized gain	—	—	—	—	—	(.25)
Tax return of capital distribution	—	—	—	—	—	(.11)
Total dividends and/or distributions to shareholders	—	(.16)	(.23)	(.21)	(.04)	(.52)
Net asset value, end of period	$9.95	$9.47	$8.70	$8.80	$7.75	$6.14
Total Return, at Net Asset Value[2]	5.07%	10.72%	1.57%	16.32%	26.81%	(39.90)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,960	$8,530	$9,505	$6,631	$2,700	$1,932
Average net assets (in thousands)	$8,545	$8,449	$8,314	$4,695	$2,137	$2,296
Ratios to average net assets:[3]
Net investment income	1.22%[4]	2.01%[4]	2.71%[4]	2.68%[4]	0.72%	1.91%
Total expenses[5]	0.14%[4]	0.31%[4]	0.25%[4]	0.08%[4]	0.09%	0.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.05%[4]	0.24%[4]	0.25%[4]	0.08%[4]	0.09%	0.05%
Portfolio turnover rate	2%	23%	12%	43%	13%	9%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

5. Total expenses including all underlying fund expenses were as follows:

Six Months Ended July 31, 2013	0.79%
Year Ended January 31, 2013	0.95%
Year Ended January 31, 2012	0.91%
Year Ended January 31, 2011	0.73%
Year Ended January 31, 2010	0.73%
Year Ended January 31, 2009	0.63%

See accompanying Notes to Financial Statements.

24	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS    July 31, 2013 / Unaudited

1. Significant Accounting Policies

Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a a diversified open-end management investment company. Moderate Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek long- term growth of capital and current income. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	25

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Inflation Protected Securities Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Inflation Protected Securities Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

26	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

During the fiscal year ended January 31, 2013, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended January 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$1,226,854
2018	32,374,275
2019	142,546,959
No expiration	56,947,456

Total	$233,095,544

Of these losses, $1,684,542 and $3,077,144 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $2,144,009 and $3,477,418 per year.

As of July 31, 2013, it is estimated that the capital loss carryforwards would be $176,148,088 expiring by 2019 and $57,870,905 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended July 31, 2013, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,209,096,178

Gross unrealized appreciation	$185,107,756
Gross unrealized depreciation	(10,199,121)

Net unrealized appreciation	$174,908,635

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	27

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended July 31, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$2,184
Payments Made to Retired Trustees	—
Accumulated Liability as of July 31, 2013	39,669

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a

28	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	29

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

30	OPPENHEIMER MODERATE INVESTOR FUND

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Investment Companies	$1,299,105,440	$84,899,373	$—	$1,384,004,813

Total Assets	$1,299,105,440	$84,899,373	$—	$1,384,004,813

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended July 31, 2013		Year Ended January 31, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	10,408,170	$100,332,009	16,296,584	$147,201,167
Dividends and/or distributions reinvested	—	—	1,328,760	12,184,660
Acquisition—Note 6	—	—	16,456,752	152,427,413
Redeemed	(7,902,483)	(76,303,779)	(15,108,304)	(135,885,550)

Net increase	2,505,687	$24,028,230	18,973,792	$175,927,690

Class B
Sold	230,171	$2,190,666	1,008,088	$8,820,245
Dividends and/or distributions reinvested	—	—	106,086	960,033
Acquisition—Note 6	—	—	1,982,261	18,029,367
Redeemed	(1,775,644)	(16,807,055)	(3,670,406)	(32,434,790)

Net decrease	(1,545,473)	$(14,616,389)	(573,971)	$(4,625,145)

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	31

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

3. Shares of Beneficial Interest Continued

	Six Months Ended July 31, 2013		Year Ended January 31, 2013
	Shares	Amount	Shares	Amount
Class C
Sold	4,108,042	$38,888,360	7,655,809	$67,787,880
Dividends and/or distributions reinvested	—	—	363,813	3,281,594
Acquisition—Note 6	—	—	6,444,221	58,463,415
Redeemed	(3,502,558)	(33,137,550)	(7,656,615)	(67,890,095)

Net increase	605,484	$5,750,810	6,807,228	$61,642,794

Class N
Sold	1,052,992	$10,094,220	2,641,166	$23,652,002
Dividends and/or distributions reinvested	—	—	169,693	1,545,904
Acquisition—Note 6	—	—	3,465,554	31,843,296
Redeemed	(2,074,558)	(19,843,724)	(4,971,946)	(44,490,111)

Net increase (decrease)	(1,021,566)	$(9,749,504)	1,304,467	$12,551,091

Class Y
Sold	118,794	$1,153,669	280,875	$2,533,855
Dividends and/or distributions reinvested	—	—	15,084	138,922
Acquisition—Note 6	—	—	16,937	157,230
Redeemed	(119,042)	(1,162,873)	(504,004)	(4,552,942)

Net decrease	(248)	$(9,204)	(191,108)	$(1,722,935)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended July 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$34,911,330	$24,438,865

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the six months ended July 31, 2013 was 0.55%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

32	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2013 were as follows:

Class B	$382,603
Class C	4,331,168
Class N	2,640,703

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	33

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
July 31, 2013	$466,357	$—	$73,931	$18,545	$2,357

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), as a percentage of daily net assets, will not exceed the annual rate of 1.30%, 2.05%, 2.05%, 1.55% and 1.05%, for Class A, Class B, Class C, Class N and Class Y, respectively. The expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.

The Manager has also voluntarily agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.07% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waiver and/or expense reimbursements that may apply. During the six months ended July 31, 2013, the manager waived fees and/or reimbursed the Fund $468,338.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.

During the year ended July 31, 2013, the Transfer Agent voluntarily waived $108,874 of fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Acquisitions

Acquisition of Oppenheimer Transition 2020 Fund

On October 4, 2012, the Fund acquired all of the net assets of Oppenheimer Transition 2020 Fund at fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Transition 2020 Fund shareholders on September 14, 2012.

The purpose of the acquisition is to combine two funds with similar investment objectives, strategies, and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered expenses.

34	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

	Exchange Ratio to One Share of the Oppenheimer Transition 2020 Fund	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on October 4, 20012[1]
Class A	0.9750920259	7,063,083	$65,545,407	$647,245,747
Class B	0.9787271131	976,250	$8,893,637	$108,135,541
Class C	0.9802696370	3,069,779	$27,904,289	$274,966,711
Class N	0.9843000000	1,477,058	$13,603,702	$103,516,308
Class Y	0.9941203863	4,344	$40,487	$8,267,304

1. The net assets acquired included net unrealized appreciation of $21,076,759 and an unused capital loss carryforward of $3,386,214, potential utilization subject to tax limitations.

Acquisition of Oppenheimer Transition 2015 Fund

On October 18, 2012, the Fund acquired all of the net assets of Oppenheimer Transition 2015 Fund at fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Transition 2015 Fund shareholders on September 14, 2012.

The purpose of the acquisition is to combine two funds with similar investment objectives, strategies, and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered expenses.

The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer Transition 2015 Fund	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on October 18, 2012[1]
Class A	0.9383371767	4,539,648	$42,127,935	$689,671,721
Class B	0.9401819978	591,333	$5,387,040	$113,219,587
Class C	0.9406639164	1,737,979	$15,798,228	$291,270,023
Class N	0.9453147666	924,874	$8,518,087	$111,605,926
Class Y	0.9493839228	1,863	$17,380	$8,280,990

1. The net assets acquired included net unrealized appreciation of $12,004,188 and an unused capital loss carryforward of $1,976,880, potential utilization subject to tax limitations.

Acquisition of Oppenheimer Transition 2025 Fund

On November 1, 2012, the Fund acquired all of the net assets of Oppenheimer Transition 2025 Fund at fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Transition 2025 Fund shareholders on September 14, 2012.

The purpose of the acquisition is to combine two funds with similar investment objectives, strategies, and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered expenses.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	35

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Acquisitions Continued

The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer Transition 2025 Fund	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on November 1, 2012[1]
Class A	1.0329587852	4,854,021	$44,754,071	$729,649,167
Class B	1.0341061947	414,678	$3,748,690	$115,831,553
Class C	1.0383041020	1,636,463	$14,760,898	$302,158,853
Class N	1.0385114880	1,063,622	$9,721,507	$119,773,629
Class Y	1.0318239741	10,730	$99,363	$8,327,985

1. The net assets acquired included net unrealized appreciation of $13,226,014.

Had the mergers occurred at the beginning of the prior reporting period, the Fund’s Statement of Operations would have been adjusted to the following amounts:

Net investment income	$18,808,462
Net gain on investments	$61,463,824
Net increase in net assets resulting from operations	$80,067,808

7. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff

36	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV.

Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15,2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	37

SPECIAL SHAREHOLDER MEETING     Unaudited

On June 21, 2013, a shareholder meeting of Oppenheimer Moderate Investor Fund (the “Fund”) as series of Oppenheimer Portfolio Series (the “Trust”) was held at held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1). At the meeting the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s proxy statement dated April 12, 3012. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
Brian F. Wruble	324,147,843	4,684,591
David K. Downes	324,077,307	4,755,128
Matthew P. Fink	323,819,210	5,013,225
Edmund Giambastiani, Jr.	323,806,083	5,026,352
Phillip A. Griffiths	324,047,725	4,784,710
Mary F. Miller	323,960,540	4,871,895
Joel W. Motley	324,167,662	4,664,773
Joanne Pace	323,951,366	4,881,069
Mary Ann Tynan	324,165,199	4,667,236
Joseph M. Wikler	323,812,337	5,020,098
Peter I. Wold	324,079,437	4,752,998
William F. Glavin, Jr.	323,908,264	4,924,171

Proposal 2: To approve changes in, or the removal of, certain fundamental investment policies/investment objectives.

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain
76,781,268	1,969,070	1,997,166

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain
76,885,417	1,784,161	2,077,925

2c-1: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain
76,450,843	2,161,329	2,135,329

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain
76,648,204	2,088,827	2,010,474

2e: Proposal to remove the additional fundamental policy relating to estate and commodities

For	Against	Abstain
76,836,997	1,878,034	2,032,472

38	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

SPECIAL SHAREHOLDER MEETING     Unaudited

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain
76,973,979	1,745,896	2,057,628

2g: Proposal to remove the additional fundamental policy relating to underwriting

For	Against	Abstain
76,949,868	1,687,075	2,110,558

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain
253,721,880	6,557,130	8,760,543

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	39

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

40	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Trustee

Phillip A. Griffiths, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Mary Ann Tynan, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Mark Hamilton, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2013 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	41

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

42	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

PRIVACY POLICY

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	43

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

RS0545.001.0713 September 23, 2013

7	31	2013

SEMIANNUAL REPORT

Oppenheimer Active Allocation Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/13

	Class A Shares of the Fund			Barclays U.S. Aggregate Bond Index
	Without Sales Charge	With Sales Charge	S&P 500 Index
6-Month	7.30%	1.13%	13.73%	–1.62%
1-Year	18.47	11.66	25.00	–1.90
5-Year	2.84	1.63	8.26	5.23
Since Inception (4/5/05)	3.67	2.93	6.58	4.96

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Fund Performance Discussion1

Over the six-month reporting period ended July 31, 2013, the Fund’s Class A shares (without sales charge) returned 7.30%. During a period in which equities outperformed fixed-income securities, the Fund outperformed the Barclays U.S. Aggregate Bond Index, which returned –1.62%, and underperformed the S&P 500 Index, which returned 13.73%.

MARKET OVERVIEW

Early in the reporting period, the highly accommodative policies of central banks throughout the world, and positive data surprises in the U.S. regarding housing and employment, buoyed investor sentiment and resulted in a rally in risk markets. The continuation of the Bank of Japan’s massive asset purchase program (sometimes referred to as “Abe-nomics”) was a major driving force, encouraging Japanese investors to venture out on the risk curve away from Japanese government bonds (JGBs) and into riskier assets. At the end of May, market volatility picked up measurably as comments from Federal Reserve (“Fed”) Chairman Ben Bernanke at a Congressional hearing surprised the market when he indicated a possible slowdown of the central bank’s asset purchase program if the economy continued to show improvement. Additionally, fears began to creep into the market about a possible slowdown in the world’s emerging economies. As a result, risk assets sold off across the board, with Japanese stocks and emerging market debt absorbing the brunt of the selling, although investment grade fixed income was certainly not immune.

Simultaneously, the intermediate and long-end of the U.S. Treasury curve steepened quite dramatically as investors began to price in the likelihood of higher interest rates in the future. The volatility continued through June as the Federal Open Market Committee (FOMC) issued a statement indicating again that if the U.S. economy continued to improve the Fed would begin to slow down its $85 billion a month purchases of U.S. Treasuries and mortgage-backed securities (“MBS”).

Equity and fixed-income markets in the U.S. stabilized over the final weeks of the reporting period when investors came to the realization that an end to the quantitative easing program did not necessarily imply an imminent increase in short-term interest

1. The Fund is invested in Class I shares of all underlying funds discussed in this Fund Performance Discussion, except for Oppenheimer Master Inflation Protected Securities Fund, LLC and Oppenheimer Master Loan Fund, LLC, which do not offer Class I shares.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	3

rates. However, fixed income produced negative returns and underperformed equities during the reporting period.

FUND REVIEW

At period end, the Fund had roughly 20% of its assets invested in an “active allocation” which seeks to take advantage of short- to mid-term market conditions, and 80% invested in a “static allocation.” Both allocations were comprised of Oppenheimer funds. The active allocation portion of the Fund produced positive absolute performance during the reporting period as its positioning exploited the lagging returns in fixed income and the strong returns in equities. The component decreased its allocation to fixed-income underlying funds during the period, including Oppenheimer Core Bond Fund. Oppenheimer Core Bond Fund maintained a significant underweight position to government bonds, favoring corporate bonds, mortgages and structured products. This positioning helped the underlying fund produce positive performance earlier in the period as credit markets in the U.S. rallied on the back of positive economic surprises, despite the Cyprus banking crisis, deteriorating conditions in the Eurozone and moderating growth in emerging markets. However, the volatility over the second half of the period resulted in an overall negative return for the underlying fund over the entire period. Reducing exposure to this underlying fund within the active allocation helped limit the negative impact on the Fund’s overall performance. On a relative basis,

Oppenheimer Core Bond Fund performed roughly in line with its benchmarks. The active allocation apportioned a part of the monies transferred away from fixed income into Oppenheimer Master Event-linked Bond Fund. This underlying fund invests strictly in event-linked bonds, which are short-term bonds that default if a catastrophic insurance-related event were to occur. While this underlying fund produced positive absolute results, it did not match the larger returns posted by equities this period.

At the same time, we increased the active allocation’s exposure to certain underlying equity funds during the rally. We increased our allocations towards small cap and large value funds including Oppenheimer Main Street Small- & Mid-Cap Fund and Oppenheimer Value Fund, which benefited performance. On a relative basis they underperformed their respective benchmarks due largely to weaker relative stock selection in a few sectors. The active allocation also maintained a large overweight to emerging market equities by holding shares of Oppenheimer Developing Markets Fund, which detracted from performance as emerging market equities posted negative returns over this six month period. While this underlying fund produced a negative return, it outperformed its benchmark this period.

The active allocation’s exposure to alternative investments detracted from performance this period. Oppenheimer Gold & Special Minerals Fund provided a negative contribution to return and underperformed

4	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

its benchmark. This negative impact on Fund performance was mitigated as the active allocation eliminated exposure to the underlying fund during the period. Because gold is often considered a hedge against geopolitical instability and inflation, increasingly sanguine investors turned their attention away from precious metals in the recovering global economy. Gold stocks fell even more severely than bullion prices when selling pressure increased among both long-term investors and short-term traders. In addition, investors responded negatively to rising operating costs as gold producers attempted to mine hard-to-reach deposits in a way that complied with more stringent environment regulations in many parts of the world. After the Fed signaled a potential tapering of quantitative easing, commodity prices moved lower amid expectations that the Fed would shift towards a less accommodative monetary policy in the months ahead. The Fund’s exposure to commodities through Oppenheimer Commodity Strategy Total Return Fund also detracted from performance in this environment.

The static allocation of the Fund also produced a positive absolute return. The static allocation had its largest allocation to domestic equity funds, with Oppenheimer Value Fund and Oppenheimer Capital Appreciation Fund being its top two holdings at period end. These two underlying funds also provided the strongest contribution to return for the static allocation. The static allocation had a smaller allocation to

Oppenheimer Main Street Small- & Mid-Cap Fund, which also performed positively.

The static allocation also received positive contributions from its exposure to foreign equity funds. Its largest foreign equity funds at period end were Oppenheimer International Growth Fund and Oppenheimer International Value Fund. Both of these underlying funds produced positive performance and outperformed their respective benchmarks during the period. Similar to the active allocation, exposure to Oppenheimer Developing Markets Fund detracted from the static allocation’s performance.

The static allocation’s investment in fixed-income funds detracted from performance this period. Oppenheimer Core Bond Fund and Oppenheimer Limited-Term Government Fund were among the static allocation’s largest fixed-income holdings during the period. Similar to Oppenheimer Core Bond Fund, Oppenheimer Limited-Term Government Fund favored spread products such as MBS over government debt, which benefited early in the period but detracted from performance later on, resulting in a negative return during the reporting period. Relative to its benchmarks, Oppenheimer Limited-Term Government Fund outperformed the Barclays U.S. Government Bond Index, but underperformed the Barclays U.S. 1-3 Year Government Bond Index. Both underlying funds’ exposure to MBS detracted from performance during this period. The static allocation also had an allocation to

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	5

Oppenheimer International Bond Fund, which also produced a negative return. On a relative basis, this underlying fund outperformed its Reference Index, which is a customized weighted index currently comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the JPMorgan Government Bond Index - Emerging Markets Global Diversified, and 20% of the JPMorgan Emerging Markets Bond Index Global Diversified. This underlying fund produced a lower total return than Oppenheimer Core Bond Fund and Oppenheimer Limited-Term Government Fund, primarily due to its emerging market debt exposure. After the Fed discussed potential tapering, interest rates increased in most developed markets, but the magnitude of the reaction in emerging markets surprised many as rates in Mexico, Brazil, Russia and elsewhere rose faster than those in the U.S. Performing positively on the fixed-income side was Oppenheimer Master Loan Fund, LLC, which invests in loans. Despite the volatility in fixed-income markets, the performance of senior loans was modestly positive and contrasted sharply with that of longer duration asset classes such as U.S. Treasuries, intermediate bonds, high yield bonds and emerging market debt. On a relative basis, this underlying fund underperformed its benchmark.

The static allocation’s investment in alternative investments had a negative impact on performance this period. The negative performance stemmed primarily from allocations to Oppenheimer Gold & Special Minerals Fund, Oppenheimer Master Inflation Protected Securities Fund, LLC, and Oppenheimer Commodity Strategy Total Return Fund. As mentioned earlier, gold stocks and commodities declined this period, negatively impacting the performance of Oppenheimer Gold & Special Minerals Fund and Oppenheimer Commodity Strategy Total Return Fund. Oppenheimer Master Inflation Protected Securities Fund’s performance is closely correlated to U.S. inflation rates, which drove its performance this period. The underlying fund performed roughly in line with its benchmark.

PORTFOLIO MANAGEMENT UPDATE

Effective August 5, 2013, Mark Hamilton has been named a portfolio manager of the Fund. He joins Caleb Wong, who has been a co-portfolio manager since the Fund’s inception. Mr. Hamilton joined OppenheimerFunds on April 8, 2013, as Chief Investment Officer, Asset Allocation. Before joining OppenheimerFunds, Mr. Hamilton held various roles during his 19 year tenure at AllianceBernstein L.P. Most recently, he was an investment director on the Dynamic Asset Allocation portfolio management team. His responsibilities included managing investments in the global equity, bond, credit, currency and real asset sectors, directing global product design, and directing the development and implementation of dynamic asset allocation strategies for institutional, sub-advisory,

6	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

retail and private client channels. Mr. Hamilton previously served in roles as Head of the North American Blend team, Director of Fixed Income Plus Strategies, and Co-Head of the U.K. and European Fixed Income team at AllianceBernstein

L.P. He holds an M.S. in finance and applied economics from the Sloan School of Management at the Massachusetts Institute of Technology and a B.A. in international relations and political science from the University of Southern California.

Mark Hamilton Portfolio Manager

Caleb Wong Portfolio Manager

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	7

Top Holdings and Allocations

ASSET CLASS ALLOCATION
Domestic Equity Funds	49.1%
Foreign Equity Funds	32.2
Domestic Fixed Income Funds	10.5
Alternative Funds	4.5
Foreign Fixed Income Fund	3.2
Money Market Fund	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2013, and are based on the total market value of investments.

TOP TEN HOLDINGS
Oppenheimer Value Fund, Cl. I	23.1%
Oppenheimer Capital Appreciation Fund, Cl. I	18.8
Oppenheimer International Growth Fund, Cl. I	13.2
Oppenheimer International Value Fund, Cl. I	10.9
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. I	7.4
Oppenheimer Core Bond Fund, Cl. I	6.4
Oppenheimer Developing Markets Fund, Cl. I	4.5
Oppenheimer International Small Company Fund, Cl. I	3.6
Oppenheimer International Bond Fund, Cl. I	3.3
Oppenheimer Limited-Term Government Fund, Cl. I	2.8

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2013, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

8	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/13

	Inception Date	6-Month	1-Year	5-Year	Since Inception
CLASS A (OAAAX)	4/5/05	7.30%	18.47%	2.84%	3.67%
CLASS B (OAABX)	4/5/05	6.83%	17.43%	1.96%	3.06%
CLASS C (OAACX)	4/5/05	6.96%	17.53%	2.05%	2.88%
CLASS N (OAANX)	4/5/05	7.15%	18.14%	2.62%	3.46%
CLASS Y (OAAYX)	4/5/05	7.51%	18.86%	3.22%	4.06%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/13

	Inception Date	6-Month	1-Year	5-Year	Since Inception
CLASS A (OAAAX)	4/5/05	1.13%	11.66%	1.63%	2.93%
CLASS B (OAABX)	4/5/05	1.83%	12.43%	1.59%	3.06%
CLASS C (OAACX)	4/5/05	5.96%	16.53%	2.05%	2.88%
CLASS N (OAANX)	4/5/05	6.15%	17.14%	2.62%	3.46%
CLASS Y (OAAYX)	4/5/05	7.51%	18.86%	3.22%	4.06%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Barclays U.S. Aggregate Bond Index is an index of U.S.-dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. Indices are unmanaged and cannot be purchased directly by

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	9

investors. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	11

Fund Expenses  Continued

Actual	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During 6 Months Ended July 31, 2013
Class A	$1,000.00	$1,073.00	$2.62
Class B	1,000.00	1,068.30	6.79
Class C	1,000.00	1,069.60	6.43
Class N	1,000.00	1,071.50	3.65
Class Y	1,000.00	1,075.10	0.98

Hypothetical (5% return before expenses)
Class A	1,000.00	1,022.27	2.56
Class B	1,000.00	1,018.25	6.63
Class C	1,000.00	1,018.60	6.28
Class N	1,000.00	1,021.27	3.56
Class Y	1,000.00	1,023.85	0.95

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding the indirect expenses incurred through the Fund’s investments in the underlying funds, based on the 6-month period ended July 31, 2013 are as follows:

Class	Expense Ratios
Class A	0.51%
Class B	1.32
Class C	1.25
Class N	0.71
Class Y	0.19

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF INVESTMENTS    July 31, 2013 / Unaudited

	Shares	Value
Investment Companies—100.3%[1]
Alternative Funds—4.5%
Oppenheimer Commodity Strategy Total Return Fund, Cl. I2	3,858,698	$11,537,505
Oppenheimer Currency Opportunities Fund, Cl. I2	457,930	6,360,645
Oppenheimer Global Multi Strategies Fund, Cl. I	462,644	11,765,030
Oppenheimer Gold & Special Minerals Fund, Cl. I2	202,864	3,752,979
Oppenheimer Master Event-Linked Bond Fund, LLC	1,870,841	24,552,274
Oppenheimer Master Inflation Protected Securities Fund, LLC	2,714,382	31,055,690
Oppenheimer Real Estate Fund, Cl. I	579,611	13,887,480

		102,911,603
Domestic Equity Funds—49.2%
Oppenheimer Capital Appreciation Fund, Cl. I	7,396,728	427,826,733
Oppenheimer Main Street Small- & Mid- Cap Fund, Cl. I	5,788,077	167,912,122
Oppenheimer Value Fund, Cl. I	18,720,959	525,684,516

		1,121,423,371
Domestic Fixed Income Funds—10.5%
Oppenheimer Core Bond Fund, Cl. I	21,743,211	146,549,242
Oppenheimer Limited-Term Government Fund, Cl. I	7,050,366	64,722,361
Oppenheimer Master Loan Fund, LLC	2,066,715	28,449,686

		239,721,289
Foreign Equity Funds—32.3%
Oppenheimer Developing Markets Fund, Cl. I	2,955,166	102,692,029
Oppenheimer International Growth Fund, Cl. I	8,719,687	301,788,366
Oppenheimer International Small Company Fund, Cl. I	3,018,925	82,175,151
Oppenheimer International Value Fund, Cl. I2	14,078,529	248,486,030

		735,141,576
Foreign Fixed Income Fund—3.3%
Oppenheimer International Bond Fund, Cl. I	12,204,121	74,567,178
Money Market Fund—0.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[3]	11,629,105	11,629,105
Total Investments, at Value (Cost $1,684,072,379)	100.3%	2,285,394,122
Liabilities in Excess of Other Assets	(0.3)	(6,323,252)

Net Assets	100.0%	$2,279,070,870

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	13

STATEMENT OF INVESTMENTS     Unaudited / Continued

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares January 31, 2013	Gross Additions		Gross Reductions		Shares July 31, 2013
Oppenheimer Capital Appreciation Fund, Cl. I	—	7,452,347	[a]	55,619		7,396,728
Oppenheimer Capital Appreciation Fund, Cl. Y	7,450,084	250,379		7,700,463	[a]	—
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	—	3,916,906	[a]	58,208		3,858,698
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	3,738,891	193,302		3,932,193	[a]	—
Oppenheimer Core Bond Fund, Cl. I	—	23,003,994	[a]	1,260,783		21,743,211
Oppenheimer Core Bond Fund, Cl. Y	24,190,664	488,739		24,679,403	[a]	—
Oppenheimer Currency Opportunities Fund, Cl. I	—	465,014	[a]	7,084		457,930
Oppenheimer Currency Opportunities Fund, Cl. Y	476,056	1,058		477,114	[a]	—
Oppenheimer Developing Markets Fund, Cl. I	—	3,097,756	[a]	142,590		2,955,166
Oppenheimer Developing Markets Fund, Cl. Y	3,339,277	92,001		3,431,278	[a]	—
Oppenheimer Global Multi Strategies Fund, Cl. I	—	469,397	[a]	6,753		462,644
Oppenheimer Global Multi Strategies Fund, Cl. Y	473,899	6,394		480,293	[a]	—
Oppenheimer Gold & Special Minerals Fund, Cl. I	—	207,933	[a]	5,069		202,864
Oppenheimer Gold & Special Minerals Fund, Cl. Y	352,799	22,848		375,647	[a]	—
Oppenheimer Institutional Money Market Fund, Cl. E	18,021,906	28,446,478		34,839,279		11,629,105
Oppenheimer International Bond Fund, Cl. I	—	12,387,276	[a]	183,155		12,204,121
Oppenheimer International Bond Fund, Cl. Y	13,347,143	467,279		13,814,422	[a]	—
Oppenheimer International Growth Fund, Cl. I	—	8,832,226	[a]	112,539		8,719,687
Oppenheimer International Growth Fund, Cl. Y	8,705,717	210,057		8,915,774	[a]	—
Oppenheimer International Small Company Fund, Cl. I	—	3,055,248	[a]	36,323		3,018,925
Oppenheimer International Small Company Fund, Cl. Y	3,156,506	24,130		3,180,636	[a]	—
Oppenheimer International Value Fund, Cl. I	—	14,265,482	[a]	186,953		14,078,529
Oppenheimer International Value Fund, Cl. Y	13,613,221	569,663		14,182,884	[a]	—
Oppenheimer Limited-Term Government Fund, Cl. I	—	7,097,105	[a]	46,739		7,050,366
Oppenheimer Limited-Term Government Fund, Cl. Y	7,257,341	64,242		7,321,583	[a]	—
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. I	—	5,912,631	[a]	124,554		5,788,077
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	5,920,571	138,052		6,058,623	[a]	—
Oppenheimer Master Event-Linked Bond Fund, LLC	1,893,304	141,285		163,748		1,870,841
Oppenheimer Master Inflation Protected Securities Fund, LLC	2,774,316	198,048		257,982		2,714,382
Oppenheimer Master Loan Fund, LLC	2,144,879	6,525		84,689		2,066,715
Oppenheimer Real Estate Fund, Cl. I	—	587,547	[a]	7,936		579,611
Oppenheimer Real Estate Fund, Cl. Y	581,971	6,771		588,742	[a]	—
Oppenheimer Value Fund, Cl. I	—	18,908,275	[a]	187,316		18,720,959
Oppenheimer Value Fund, Cl. Y	19,269,244	270,647		19,539,891	[a]	—

	Value	Income	Realized Gain (Loss)
Oppenheimer Capital Appreciation Fund, Cl. I	$427,826,733	$—	$204,993
Oppenheimer Capital Appreciation Fund, Cl. Y	—	—	603,475
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	11,537,505	—	(7,331)
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	—	—	6,106
Oppenheimer Core Bond Fund, Cl. I	146,549,242	1,081,520	(115,493)
Oppenheimer Core Bond Fund, Cl. Y	—	2,032,150	(534,859)
Oppenheimer Currency Opportunities Fund, Cl. I	6,360,645	—	(3,809)
Oppenheimer Currency Opportunities Fund, Cl. Y	—	—	(1,878)
Oppenheimer Developing Markets Fund, Cl. I	102,692,029	—	(108,834)
Oppenheimer Developing Markets Fund, Cl. Y	—	—	89,696
Oppenheimer Global Multi Strategies Fund, Cl. I	11,765,030	—	(1,645)

14	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Footnotes to Statement of Investments Continued

	Value	Income		Realized Gain (Loss)
Oppenheimer Global Multi Strategies Fund, Cl. Y	$—	$—		$4,664
Oppenheimer Gold & Special Minerals Fund, Cl. I	3,752,979	—		(139,098)
Oppenheimer Gold & Special Minerals Fund, Cl. Y	—	—		(1,134,045)
Oppenheimer Institutional Money Market Fund, Cl. E	11,629,105	8,069		—
Oppenheimer International Bond Fund, Cl. I	74,567,178	600,858		(51,434)
Oppenheimer International Bond Fund, Cl. Y	—	1,057,435		157,441
Oppenheimer International Growth Fund, Cl. I	301,788,366	—		877,082
Oppenheimer International Growth Fund, Cl. Y	—	—		1,354,567
Oppenheimer International Small Company Fund, Cl. I	82,175,151	—		122,448
Oppenheimer International Small Company Fund, Cl. Y	—	—		222,147
Oppenheimer International Value Fund, Cl. I	248,486,030	—		233,051
Oppenheimer International Value Fund, Cl. Y	—	—		302,485
Oppenheimer Limited-Term Government Fund, Cl. I	64,722,361	19,214		(9,710)
Oppenheimer Limited-Term Government Fund, Cl. Y	—	497,786		(25,268)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. I	167,912,122	—		562,150
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	—	—		418,014
Oppenheimer Master Event-Linked Bond Fund, LLC	24,552,274	1,023,398	[b]	76,467 [b]
Oppenheimer Master Inflation Protected Securities Fund, LLC	31,055,690	381,786	[c]	242,938 [c]
Oppenheimer Master Loan Fund, LLC	28,449,686	1,021,604	[d]	502,374 [d]
Oppenheimer Real Estate Fund, Cl. I	13,887,480	115,172		49,470
Oppenheimer Real Estate Fund, Cl. Y	—	38,444		189,351
Oppenheimer Value Fund, Cl. I	525,684,516	—		374,005
Oppenheimer Value Fund, Cl. Y	—	—		1,014,014

	$2,285,394,122	$7,877,436		$5,473,534

a. The Fund elected to invest in Class I Shares of the Underlying Funds as they became available to investors.

b. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

d. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. Rate shown is the 7-day yield as of July 31, 2013.

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	15

STATEMENT OF ASSETS AND LIABILITIES    July 31, 2013 (Unaudited)

Assets
Investments, at value—see accompanying statement of investments—affiliated companies (cost $1,684,072,379)	$2,285,394,122
Cash	325,989
Receivables and other assets:
Dividends	689,955
Investments sold	342,430
Other	136,653
Total assets	2,286,889,149
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	5,848,546
Investments purchased	764,160
Distribution and service plan fees	477,907
Transfer and shareholder servicing agent fees	422,429
Trustees’ compensation	242,619
Other	62,618
Total liabilities	7,818,279
Net Assets	$2,279,070,870
Composition of Net Assets
Par value of shares of beneficial interest	$208,410
Additional paid-in capital	2,485,859,864
Accumulated net investment income	27,251,063
Accumulated net realized loss on investments	(835,570,210)
Net unrealized appreciation on investments	601,321,743
Net Assets	$2,279,070,870

16	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,403,006,782 and 127,310,626 shares of beneficial interest outstanding)	$11.02
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.69
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $219,681,048 and 20,351,123 shares of beneficial interest outstanding)	$10.79
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $515,186,483 and 47,862,227 shares of beneficial interest outstanding)	$10.76
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $133,180,822 and 12,168,363 shares of beneficial interest outstanding)	$10.94
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $8,015,735 and 718,106 shares of beneficial interest outstanding)	$11.16

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	17

STATEMENT OF OPERATIONS    For the Six Months Ended July 31, 2013 (Unaudited)

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$1,022,793
Dividends	605
Net expenses	(51,457)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	971,941
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC:
Interest	381,786
Net expenses	(75,412)
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	306,374
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	1,021,103
Dividends	501
Net expenses	(53,350)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	968,254
Total allocation of net investment income from master funds	2,246,569
Investment Income
Dividends from affiliated companies	5,450,648
Interest	849
Total investment income	5,451,497
Expenses
Distribution and service plan fees:
Class A	1,657,018
Class B	1,141,759
Class C	2,492,469
Class N	335,207
Transfer and shareholder servicing agent fees:
Class A	1,199,942
Class B	254,901
Class C	427,891
Class N	89,899
Class Y	4,577
Shareholder communications:
Class A	108,133
Class B	34,357
Class C	35,003
Class N	4,730
Class Y	190
Asset allocation fees	1,109,755
Custodian fees and expenses	27,999
Trustees’ compensation	24,999
Other	44,797
Total expenses	8,993,626
Less waivers and reimbursements of expenses	(632,546)
Net expenses	8,361,080
Net Investment Loss	(663,014)

18	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Realized and Unrealized Gain (Loss)
Net realized gain on investments from affiliated companies	$4,651,755
Net realized gain allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	76,467
Oppenheimer Master Inflation Protected Securities Fund, LLC	242,938
Oppenheimer Master Loan Fund, LLC	502,374
Total net realized gain	5,473,534
Net change in unrealized appreciation/depreciation on investments	153,784,770
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	237,928
Oppenheimer Master Inflation Protected Securities Fund, LLC	(2,540,539)
Oppenheimer Master Loan Fund, LLC	(429,248)
Total net change in unrealized appreciation/depreciation	151,052,911
Net Increase in Net Assets Resulting from Operations	$155,863,431

1. The Fund invests in affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	19

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended July 31, 2013 (Unaudited)	Year Ended January 31, 2013
Operations
Net investment income (loss)	$(663,014)	$24,962,481
Net realized gain	5,473,534	9,262,695
Net change in unrealized appreciation/depreciation	151,052,911	197,122,465
Net increase in net assets resulting from operations	155,863,431	231,347,641
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(18,481,089)
Class B	—	(1,382,783)
Class C	—	(3,889,448)
Class N	—	(1,737,810)
Class Y	—	(128,807)
	—	(25,619,937)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(2,358,463)	91,103,432
Class B	(45,558,529)	(62,712,194)
Class C	(11,243,991)	14,311,392
Class N	(14,318,575)	2,960,836
Class Y	(397,395)	(5,050,129)
	(73,876,953)	40,613,337
Net Assets
Total increase	81,986,478	246,341,041
Beginning of period	2,197,084,392	1,950,743,351
End of period (including accumulated net investment income of $27,251,063 and $27,914,077, respectively)	$2,279,070,870	$2,197,084,392

See accompanying Notes to Financial Statements.

20	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended July 31, 2013	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,
Class A	(Unaudited)	2013	2012	2011	2010	2009
Per Share Operating Data
Net asset value, beginning of period	$10.27	$9.25	$9.66	$8.19	$6.28	$11.28
Income (loss) from investment operations:
Net investment income[1]	.01	.15	.16	.15	.04	.10
Net realized and unrealized gain (loss)	.74	1.02	(.36)	1.41	1.96	(4.74)
Total from investment operations	.75	1.17	(.20)	1.56	2.00	(4.64)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.15)	(.21)	(.09)	(.09)	—
Distributions from net realized gain	—	—	—	—	—	(.36)
Total dividends and/or distributions to shareholders	—	(.15)	(.21)	(.09)	(.09)	(.36)
Net asset value, end of period	$11.02	$10.27	$9.25	$9.66	$8.19	$6.28
Total Return, at Net Asset Value[2]	7.30%	12.67%	(2.02)%	19.01%	31.77%	(41.33)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,403,007	$1,308,798	$1,097,812	$1,201,751	$1,070,411	$ 868,187
Average net assets (in thousands)	$1,358,174	$1,153,465	$1,147,826	$1,124,399	$ 983,645	$1,267,124
Ratios to average net assets:[3]
Net investment income	0.20%[4]	1.56%[4]	1.63%[4]	1.70%[4]	0.59%	1.00%
Total expenses[5]	0.57%[4]	0.56%[4]	0.55%[4]	0.57%[4]	0.61%	0.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.51%[4]	0.52%[4]	0.55%[4]	0.57%[4]	0.60%	0.53%
Portfolio turnover rate	3%	28%[6]	21%[6]	54%	31%	28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

5. Total expenses including all underlying fund expenses were as follows:

Six Months Ended July 31, 2013	1.27%
Year Ended January 31, 2013	1.24%
Year Ended January 31, 2012	1.25%
Year Ended January 31, 2011	1.27%
Year Ended January 31, 2010	1.30%
Year Ended January 31, 2009	1.15%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	21

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended July 31, 2013	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,
Class B	(Unaudited)	2013	2012	2011	2010	2009
Per Share Operating Data
Net asset value, beginning of period	$10.10	$9.09	$9.49	$8.05	$6.17	$11.20
Income (loss) from investment operations:
Net investment income (loss)[1]	(.03)	.06	.07	.07	(.01)	.01
Net realized and unrealized gain (loss)	.72	1.00	(.35)	1.38	1.91	(4.68)
Total from investment operations	.69	1.06	(.28)	1.45	1.90	(4.67)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.05)	(.12)	(.01)	(.02)	—
Distributions from net realized gain	—	—	—	—	—	(.36)
Total dividends and/or distributions to shareholders	—	(.05)	(.12)	(.01)	(.02)	(.36)
Net asset value, end of period	$10.79	$10.10	$9.09	$9.49	$8.05	$6.17
Total Return, at Net Asset Value[2]	6.83%	11.73%	(2.90)%	18.03%	30.85%	(41.90)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$219,681	$249,959	$286,036	$343,069	$312,190	$258,625
Average net assets (in thousands)	$230,552	$259,073	$315,211	$322,814	$291,118	$389,957
Ratios to average net assets:[3]
Net investment income (loss)	(0.61)%[4]	0.61%[4]	0.74%[4]	0.84%[4]	(0.18)%	0.15%
Total expenses[5]	1.38%[4]	1.40%[4]	1.40%[4]	1.43%[4]	1.49%	1.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.32%[4]	1.36%[4]	1.40%[4]	1.43%[4]	1.48%	1.35%
Portfolio turnover rate	3%	28%[6]	21%[6]	54%	31%	28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

5. Total expenses including all underlying fund expenses were as follows:

Six Months Ended July 31, 2013	2.08%
Year Ended January 31, 2013	2.08%
Year Ended January 31, 2012	2.10%
Year Ended January 31, 2011	2.13%
Year Ended January 31, 2010	2.18%
Year Ended January 31, 2009	1.97%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

22	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

	Six Months Ended July 31, 2013	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,
Class C	(Unaudited)	2013	2012	2011	2010	2009
Per Share Operating Data
Net asset value, beginning of period	$10.06	$9.08	$9.48	$8.04	$6.17	$11.18
Income (loss) from investment operations:
Net investment income (loss)[1]	(.03)	.08	.08	.08	(.01)	.02
Net realized and unrealized gain (loss)	.73	.98	(.35)	1.38	1.91	(4.67)
Total from investment operations	.70	1.06	(.27)	1.46	1.90	(4.65)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.08)	(.13)	(.02)	(.03)	—
Distributions from net realized gain	—	—	—	—	—	(.36)
Total dividends and/or distributions to shareholders	—	(.08)	(.13)	(.02)	(.03)	(.36)
Net asset value, end of period	$10.76	$10.06	$9.08	$9.48	$8.04	$6.17
Total Return, at Net Asset Value[2]	6.96%	11.70%	(2.76)%	18.17%	30.80%	(41.79)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$515,186	$492,455	$432,564	$492,493	$442,036	$369,953
Average net assets (in thousands)	$504,772	$445,399	$463,116	$461,832	$413,626	$560,138
Ratios to average net assets:[3]
Net investment income (loss)	(0.54)%[4]	0.79%[4]	0.86%[4]	0.94%[4]	(0.07)%	0.20%
Total expenses[5]	1.31%[4]	1.30%[4]	1.30%[4]	1.32%[4]	1.38%	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%[4]	1.26%[4]	1.30%[4]	1.32%[4]	1.37%	1.30%
Portfolio turnover rate	3%	28%[6]	21%[6]	54%	31%	28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

5. Total expenses including all underlying fund expenses were as follows:

Six Months Ended July 31, 2013	2.01%
Year Ended January 31, 2013	1.98%
Year Ended January 31, 2012	2.00%
Year Ended January 31, 2011	2.02%
Year Ended January 31, 2010	2.07%
Year Ended January 31, 2009	1.92%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	23

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended July 31, 2013	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,
Class N	(Unaudited)	2013	2012	2011	2010	2009
Per Share Operating Data
Net asset value, beginning of period	$10.21	$9.20	$9.61	$8.14	$6.24	$11.24
Income (loss) from investment operations:
Net investment income[1]	— [2]	.13	.13	.13	.02	.08
Net realized and unrealized gain (loss)	.73	1.01	(.36)	1.41	1.96	(4.72)
Total from investment operations	.73	1.14	(.23)	1.54	1.98	(4.64)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.13)	(.18)	(.07)	(.08)	—
Distributions from net realized gain	—	—	—	—	—	(.36)
Total dividends and/or distributions to shareholders	—	(.13)	(.18)	(.07)	(.08)	(.36)
Net asset value, end of period	$10.94	$10.21	$9.20	$9.61	$8.14	$6.24
Total Return, at Net Asset Value[3]	7.15%	12.42%	(2.27)%	18.92%	31.62%	(41.47)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$133,181	$138,042	$122,589	$148,609	$134,276	$104,818
Average net assets (in thousands)	$135,416	$122,558	$136,771	$141,119	$123,718	$149,553
Ratios to average net assets[4]
Net investment income	0.00%[5,6]	1.37%[6]	1.39%[6]	1.51%[6]	0.27%	0.82%
Total expenses[7]	0.77%[6]	0.77%[6]	0.75%[6]	0.76%[6]	0.79%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%[6]	0.73%[6]	0.75%[6]	0.76%[6]	0.78%	0.74%
Portfolio turnover rate	3%	28%[8]	21%[8]	54%	31%	28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

7. Total expenses including all underlying fund expenses were as follows:

Six Months Ended July 31, 2013	1.47%
Year Ended January 31, 2013	1.45%
Year Ended January 31, 2012	1.45%
Year Ended January 31, 2011	1.46%
Year Ended January 31, 2010	1.48%
Year Ended January 31, 2009	1.36%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

24	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

	Six Months Ended July 31, 2013		Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,
Class Y	(Unaudited)		2013	2012	2011	2010	2009
Per Share Operating Data
Net asset value, beginning of period	$10.38		$9.35	$9.76	$8.27	$6.33	$11.33
Income (loss) from investment operations:
Net investment income[1]	.03		.16	.19	.20	.06	.15
Net realized and unrealized gain (loss)	.75		1.04	(.36)	1.41	2.00	(4.79)
Total from investment operations	.78		1.20	(.17)	1.61	2.06	(4.64)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—		(.17)	(.24)	(.12)	(.12)	—
Distributions from net realized gain	—		—	—	—	—	(.36)
Total dividends and/or distributions to shareholders	—		(.17)	(.24)	(.12)	(.12)	(.36)
Net asset value, end of period	$11.16		$10.38	$9.35	$9.76	$8.27	$6.33
Total Return, at Net Asset Value[2]	7.51%		12.92%	(1.63)%	19.51%	32.47%	(41.15)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,016		$7,830	$11,742	$12,123	$3,555	$2,706
Average net assets (in thousands)	$7,985		$11,661	$12,392	$8,568	$3,138	$3,724
Ratios to average net assets:[3]
Net investment income	0.52%[4]		1.69%[4]	2.02%[4]	2.26%[4]	0.77%	1.56%
Total expenses[5]	0.25%[4]		0.21%[4]	0.20%[4]	0.20%[4]	0.19%	0.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.19	% [4]	0.17%[4]	0.20%[4]	0.20%[4]	0.18%	0.15%
Portfolio turnover rate	3%		28%[6]	21%[6]	54%	31%	28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

5. Total expenses including all underlying fund expenses were as follows:

Six Months Ended July 31, 2013	0.95%
Year Ended January 31, 2013	0.89%
Year Ended January 31, 2012	0.90%
Year Ended January 31, 2011	0.90%
Year Ended January 31, 2010	0.88%
Year Ended January 31, 2009	0.77%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	25

NOTES TO FINANCIAL STATEMENTS    July 31, 2013 / Unaudited

1. Significant Accounting Policies

Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Active Allocation Fund (the “Fund”) is a series of the Trust whose investment objective is to seek long-term growth of capital with a secondary objective of current income. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”).The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under

26	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC, Oppenheimer Master Event-Linked Bond Fund, LLC and Oppenheimer Master Inflation Protected Securities Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The investment objective of Oppenheimer Master Inflation Protected Securities Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	27

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended January 31, 2013, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended January 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$68,767,077
2018	410,568,137
2019	221,029,215
No expiration	42,756,014

Total	$743,120,443

Of these losses, $4,049,353 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $4,049,353 per year.

As of July 31, 2013, it is estimated that the capital loss carryforwards would be $700,364,429 expiring by 2019 and $37,282,480 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended July 31, 2013, it is estimated that the Fund will utilize $5,473,534 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,685,543,725

Gross unrealized appreciation	$606,507,375
Gross unrealized depreciation	(6,656,978)

Net unrealized appreciation	$599,850,397

28	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended July 31, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$6,141
Payments Made to Retired Trustees	—
Accumulated Liability as of July 31, 2013	112,601

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	29

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

30	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Valuation Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities) are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	31

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

32	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Investment Companies	$2,201,336,472	$84,057,650	$—	$2,285,394,122

Total Assets	$2,201,336,472	$84,057,650	$—	$2,285,394,122

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended July 31, 2013		Year Ended January 31, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	11,894,161	$125,774,479	20,527,734	$198,706,652
Dividends and/or distributions reinvested	—	—	1,830,015	18,135,444
Acquisition—Note 6	—	—	13,078,223	130,650,086
Redeemed	(12,072,873)	(128,132,942)	(26,593,547)	(256,388,750)

Net increase (decrease)	(178,712)	$(2,358,463)	8,842,425	$91,103,432

Class B
Sold	92,770	$969,019	1,428,397	$13,312,623
Dividends and/or distributions reinvested	—	—	140,049	1,366,889
Acquisition—Note 6	—	—	1,910,666	18,644,796
Redeemed	(4,499,421)	(46,527,548)	(10,178,448)	(96,036,502)

Net decrease	(4,406,651)	$(45,558,529)	(6,699,336)	$(62,712,194)

Class C
Sold	3,769,026	$39,079,889	6,956,186	$65,928,450
Dividends and/or distributions reinvested	—	—	392,303	3,817,108
Acquisition—Note 6	—	—	6,315,461	61,542,709
Redeemed	(4,839,109)	(50,323,880)	(12,376,480)	(116,976,875)

Net increase (decrease)	(1,070,083)	$(11,243,991)	1,287,470	$14,311,392

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	33

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

3. Shares of Beneficial Interest Continued

	Six Months Ended July 31, 2013		Year Ended January 31, 2013
	Shares	Amount	Shares	Amount
Class N
Sold	770,193	$8,034,472	1,967,146	$18,949,540
Dividends and/or distributions reinvested	—	—	167,305	1,649,625
Acquisition—Note 6	—	—	3,071,774	30,453,920
Redeemed	(2,127,688)	(22,353,047)	(5,003,304)	(48,092,249)

Net increase (decrease)	(1,357,495)	$(14,318,575)	202,921	$2,960,836

Class Y
Sold	120,720	$1,297,917	258,440	$2,521,536
Dividends and/or distributions reinvested	—	—	12,550	125,749
Acquisition—Note 6	—	—	37,003	373,520
Redeemed	(156,846)	(1,695,312)	(810,107)	(8,070,934)

Net decrease	(36,126)	$(397,395)	(502,114)	$(5,050,129)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended July 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$73,514,791	$136,024,951

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the six months ended July 31, 2013 was 0.58%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level. In addition, the Fund pays the Manager an asset allocation fee equal to an annual rate of 0.10% of the first $3 billion of the daily net assets of the Fund and 0.08% of the daily net assets in excess of $3 billion.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

34	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2013 were as follows:

Class B	$928,605
Class C	8,067,343
Class N	2,747,030

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	35

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
July 31, 2013	$644,164	$—	$159,826	$5,266	$1,397

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that the “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), as a percentage of daily net assets, will not exceed the annual rate of 1.45%, 2.20%, 2.20%, 1.70% and 1.20%, for Class A, Class B, Class C, Class N and Class Y, respectively. The expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.

The Manager has also voluntarily agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.04% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waiver and/or expense reimbursements that may apply. During the six months ended July 31, 2013, the Manager waived fees and/or reimbursed the Fund $443,611.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.

During the year ended April 30, 2013, the Transfer Agent voluntarily waived $188,935 of fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Acquisitions

Acquisition of Oppenheimer Transition 2030 Fund

On October 18, 2012, the Fund acquired all of the net assets of Oppenheimer Transition 2030 Fund at fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Transition 2030 Fund shareholders on September 14, 2012.

The purpose of the acquisition is to combine two funds with similar investment objectives, strategies, and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered expenses.

36	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer Transition 2030 Fund	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on October 18, 2012[1]
Class A	0.9395791000	7,818,745	$78,187,450	$1,255,222,892
Class B	0.9436008188	1,230,461	$12,021,603	$260,981,500
Class C	0.9451652664	3,228,596	$31,511,096	$487,282,000
Class N	0.9474834844	1,488,049	$14,776,323	$138,859,915
Class Y	0.9458763834	10,090	$102,106	$12,949,696

1. The net assets acquired included net unrealized appreciation of $28,904,573 and unused capital loss carry forward of $4,099,865, potential utilization subject to tax limitations.

Acquisition of Oppenheimer Transition 2040 Fund

On October 4, 2012, the Fund acquired all of the net assets of Oppenheimer Transition 2040 Fund at fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Transition 2040 Fund shareholders on September 14, 2012.

The purpose of the acquisition is to combine two funds with similar investment objectives, strategies, and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered expenses.

The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer Transition 2040 Fund	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on October 4, 2012[1]
Class A	0.9983032000	3,791,217	$37,912,174	$1,181,020,721
Class B	1.0033591607	431,245	$4,213,263	$250,122,064
Class C	1.0037503074	2,018,060	$19,696,267	$456,520,488
Class N	1.0012887210	1,041,527	$10,342,364	$125,462,257
Class Y	1.0089237154	15,042	$152,225	$12,907,734

1. The net assets acquired included net unrealized appreciation of $14,360,344.

Acquisition of Oppenheimer Transition 2050 Fund

On November 1, 2012, the Fund acquired all of the net assets of Oppenheimer Transition 2050 Fund at fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Transition 2050 Fund shareholders on September 14, 2012.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	37

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Acquisitions Continued

The purpose of the acquisition is to combine two funds with similar investment objectives, strategies, and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered expenses.

The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer Transition 2050 Fund	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on November 1, 2012[1]
Class A	1.0134151362	1,468,261	$14,550,462	$1,255,491,143
Class B	1.0166800620	248,960	$2,409,930	$260,149,892
Class C	1.0197178904	1,068,805	$10,335,346	$491,890,027
Class N	1.0169311992	542,198	$5,335,233	$141,546,107
Class Y	1.0048489084	11,871	$119,189	$12,911,815

1. The net assets acquired included net unrealized appreciation of $6,787,445.

Had the mergers occurred at the beginning of the prior reporting period, the Fund’s Statement of Operations would have been adjusted to the following amounts:

Net investment income	$24,102,848
Net gain on investments	$180,136,954
Net increase in net assets resulting from operations	$204,239,802

7. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

38	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV.

Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15,2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	39

SPECIAL SHAREHOLDER MEETING    Unaudited

On June 21, 2013, a shareholder meeting of Oppenheimer Active Allocation Fund (the “Fund”) as series of Oppenheimer Portfolio Series (the “Trust”) was held at held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1). At the meeting the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s proxy statement dated April 12, 3012. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
Brian F. Wruble	324,147,843	4,684,591
David K. Downes	324,077,307	4,755,128
Matthew P. Fink	323,819,210	5,013,225
Edmund Giambastiani, Jr.	323,806,083	5,026,352
Phillip A. Griffiths	324,047,725	4,784,710
Mary F. Miller	323,960,540	4,871,895
Joel W. Motley	324,167,662	4,664,773
Joanne Pace	323,951,366	4,881,069
Mary Ann Tynan	324,165,199	4,667,236
Joseph M. Wikler	323,812,337	5,020,098
Peter I. Wold	324,079,437	4,752,998
William F. Glavin, Jr.	323,908,264	4,924,171

Proposal 2: To approve changes in, or the removal of, certain fundamental investment policies/investment objectives.

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain
113,929,618	4,703,387	5,231,958

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain
114,670,488	3,934,925	5,259,550

2c-1: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain
113,640,449	4,543,545	5,680,969

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain
113,532,584	4,749,038	5,583,339

2e: Proposal to remove the additional fundamental policy relating to estate and commodities

For	Against	Abstain
114,242,400	4,120,415	5,502,149

40	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

SPECIAL SHAREHOLDER MEETING    Unaudited

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain
113,966,662	4,362,428	5,535,872

2g: Proposal to remove the additional fundamental policy relating to underwriting

For	Against	Abstain
114,209,502	4,143,096	5,512,364

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain
253,721,880	6,557,130	8,760,543

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	41

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

42	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Trustee

Phillip A. Griffiths, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Mary Ann Tynan, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Mark Hamilton, Vice President

Caleb Wong, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2013 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	43

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

44	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

PRIVACY POLICY

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	45

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800. CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

RS0550.001.0713 September 23, 2013

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

PORTFOLIO SERIES EQUITY INVESTOR FUND

SEMIANNUAL REPORT 7.31.2013

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/13

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	MSCI World Index
6-Month	9.43%	3.14%	13.73%	8.60%

1-Year	25.84	18.61	25.00	23.24

5-Year	6.25	4.99	8.26	4.27

Since Inception (4/5/05)	5.98	5.23	6.58	5.58

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Fund Performance Discussion1

Over the six-month reporting period ended July 31, 2013, the Fund’s Class A shares (without sales charge) returned 9.43%. During a period in which domestic equities outperformed foreign equities, the Fund outperformed the MSCI World Index, which returned 8.60%, but underperformed the S&P 500 Index, which returned 13.73%.

MARKET OVERVIEW

Early in the reporting period, the highly accommodative policies of central banks throughout the world and positive data surprises in the U.S. regarding housing and employment buoyed investor sentiment and resulted in a rally in risk markets. The continuation of the Bank of Japan’s massive asset purchase program (sometimes referred to as “Abe-nomics”) was a major driving force as Japanese investors were pushed out on the risk curve away from Japanese government bonds (JGBs) and into riskier assets. At the end of May, market volatility picked up measurably as comments from Federal Reserve (“Fed”) Chairman Ben Bernanke at a Congressional hearing surprised the market when he indicated a possible slowdown of the central bank’s asset purchase program if the economy continued to show improvement. Additionally, fears began to creep into the market about a possible slowdown in the world’s emerging economies. As a result, risk assets sold off across the board, with Japanese stocks and

1. The Fund is invested in Class I shares of all underlying funds discussed in this Fund Performance Discussion.

emerging markets absorbing the brunt of the selling. The volatility continued through June as the Federal Open Market Committee (FOMC) issued a statement indicating again that if the U.S. economy continued to improve the Fed would begin to slow down its $85 billion a month purchases of U.S. Treasuries and mortgage-backed securities. Markets in the U.S. stabilized over the final weeks of the reporting period when investors came to the realization that an end to the quantitative easing program did not necessarily imply an imminent increase in short-term interest rates.

FUND REVIEW

The Fund’s allocation to domestic equity funds produced positive absolute performance this period. Oppenheimer Value Fund and Oppenheimer Capital Appreciation Fund were the Fund’s top domestic equity holdings at period end. Oppenheimer Value Fund provided the strongest contribution to return for the Fund, and Oppenheimer Capital Appreciation Fund also performed positively. However, on a relative basis they underperformed their respective benchmarks due largely to weaker relative stock selection in a few sectors. The Fund had a smaller

3      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

allocation to Oppenheimer Main Street Small- & Mid-Cap Fund, which also performed positively despite underperforming its benchmarks.

The Fund’s two largest foreign equity holdings, Oppenheimer International Growth Fund and Oppenheimer International Value Fund, produced positive results for the Fund and also outperformed their respective benchmarks. Also benefiting the Fund’s absolute return was an allocation to Oppenheimer International Small Company Fund, which significantly outperformed its benchmarks this period. Detracting from performance was Oppenheimer Developing Markets Fund, which produced a negative return despite outperforming its benchmark. It was a difficult period for developing market equities, which experienced increased volatility early in the period due to a slippage in economic output, coupled with a deceleration of credit growth and falling inflationary momentum. Emerging market stocks were further pressured after the Fed’s statements regarding potential tapering, which caused interest rates to rise and credit spreads to widen, especially in emerging markets.

MEET THE NEW PORTFOLIO MANAGER

Effective August 5, 2013, Mark Hamilton has been named portfolio manager of the Fund. Mr. Hamilton joined OppenheimerFunds on April 8, 2013, as Chief Investment Officer, Asset Allocation. Before joining OppenheimerFunds, Mr. Hamilton held various roles during his 19 year tenure at AllianceBernstein L.P. Most recently, he was an investment director on the Dynamic Asset Allocation portfolio management team. His responsibilities included managing investments in the global equity, bond, credit, currency and real asset sectors, directing global product design, and directing the development and implementation of dynamic asset allocation strategies for institutional, sub-advisory, retail and private client channels. Mr. Hamilton previously served in roles as Head of the North American Blend team, Director of Fixed Income Plus Strategies, and Co-Head of the U.K. and European Fixed Income team at AllianceBernstein L.P. He holds an M.S. in finance and applied economics from the Sloan School of Management at the Massachusetts Institute of Technology and a B.A. in international relations and political science from the University of Southern California.

Mark Hamilton Portfolio Manager

4      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Top Holdings and Allocations

ASSET CLASS ALLOCATION

Foreign Equity Funds	54.0%

Domestic Equity Funds	46.0

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2013, and are based on the total market value of investments.

TOP HOLDINGS

Oppenheimer International Growth Fund, Cl. I	22.0%

Oppenheimer Value Fund, Cl. I	21.5

Oppenheimer International Value Fund, Cl. I	18.9

Oppenheimer Capital Appreciation Fund, Cl. I	17.9

Oppenheimer Developing Markets Fund, Cl. I	7.7

Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. I	7.0

Oppenheimer International Small Company Fund, Cl. I	5.7

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2013, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

5      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/13

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OAAIX)	4/5/05	9.43%	25.84%	6.25%	5.98%
Class B (OBAIX)	4/5/05	8.99%	24.79%	5.38%	5.37%
Class C (OCAIX)	4/5/05	9.07%	24.85%	5.45%	5.18%
Class N ONAIX)	4/5/05	9.37%	25.56%	6.05%	5.78%
Class Y (OYAIX)	4/5/05	9.56%	26.14%	6.69%	6.43%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/13

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OAAIX)	4/5/05	3.14%	18.61%	4.99%	5.23%
Class B (OBAIX)	4/5/05	3.99%	19.79%	5.05%	5.35%
Class C (OCAIX)	4/5/05	8.07%	23.85%	5.45%	5.18%
Class N (ONAIX)	4/5/05	8.37%	24.56%	6.05%	5.78%
Class Y (OYAIX)	4/5/05	9.56%	26.14%	6.69%	6.43%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the MSCI World Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The MSCI World Index is designed to measure the equity market performance of developed markets. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

6      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Actual	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During 6 Months Ended July 31, 2013

Class A	$1,000.00	$1,094.30	$2.34

Class B	1,000.00	1,089.90	6.39

Class C	1,000.00	1,090.70	6.13

Class N	1,000.00	1,093.70	3.48

Class Y	1,000.00	1,095.60	0.57

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,022.56	2.26

Class B	1,000.00	1,018.70	6.18

Class C	1,000.00	1,018.94	5.92

Class N	1,000.00	1,021.47	3.36

Class Y	1,000.00	1,024.25	0.55

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2013 are as follows:

Class	Expense Ratios

Class A	0.45%

Class B	1.23

Class C	1.18

Class N	0.67

Class Y	0.11

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

STATEMENT OF INVESTMENTS July 31, 2013 / Unaudited

	Shares	Value
Investment Companies—100.7%[1]
Domestic Equity Funds—46.4%
Oppenheimer Capital Appreciation Fund, Cl. I	2,282,126	$131,998,194
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. I	1,790,125	51,931,530
Oppenheimer Value Fund, Cl. I	5,653,931	158,762,375

		342,692,099

Foreign Equity Funds—54.3%
Oppenheimer Developing Markets Fund, Cl. I	1,641,397	57,038,530
Oppenheimer International Growth Fund, Cl. I	4,698,762	162,624,162
Oppenheimer International Small Company Fund, Cl. I	1,558,478	42,421,782
Oppenheimer International Value Fund, Cl. I2	7,936,086	140,071,922

		402,156,396
Total Investments, at Value (Cost $527,873,168)	100.7%	744,848,495
Liabilities in Excess of Other Assets	(0.7)	(5,296,497)

Net Assets	100.0%	$739,551,998

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares January 31, 2013	Gross Additions		Gross Reductions		Shares July 31, 2013

Oppenheimer Capital Appreciation Fund, Cl. I	—	2,292,436	[a]	10,310		2,282,126

Oppenheimer Capital Appreciation Fund, Cl. Y	2,293,019	42,443		2,335,462	[a]	—

Oppenheimer Developing Markets Fund, Cl. I	—	1,661,934	[a]	20,537		1,641,397

Oppenheimer Developing Markets Fund, Cl. Y	1,650,477	22,947		1,673,424	[a]	—

Oppenheimer International Growth Fund, Cl. I	—	4,751,724	[a]	52,962		4,698,762

Oppenheimer International Growth Fund, Cl. Y	4,724,026	61,950		4,785,976	[a]	—

Oppenheimer International Small Company Fund, Cl. I	—	1,565,239	[a]	6,761		1,558,478

Oppenheimer International Small Company Fund, Cl. Y	1,565,929	28,424		1,594,353	[a]	—

Oppenheimer International Value Fund, Cl. I	—	8,024,638	[a]	88,552		7,936,086

Oppenheimer International Value Fund, Cl. Y	7,974,070	103,051		8,077,121	[a]	—

8      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Footnotes to Statement of Investments (Continued)

	Shares January 31, 2013	Gross Additions		Gross Reductions		Shares July 31, 2013

Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. I	—	1,809,626	[a]	19,501		1,790,125

Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	1,797,170	23,350		1,820,520	[a]	—

Oppenheimer Value Fund, Cl. I	—	5,677,941	[a]	24,010		5,653,931

Oppenheimer Value Fund, Cl. Y	5,680,068	100,416		5,780,484	[a]	—

				Value		Realized Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. I				$131,998,194		$1,890

Oppenheimer Capital Appreciation Fund, Cl. Y				—		139,531

Oppenheimer Developing Markets Fund, Cl. I				57,038,530		(15,393)

Oppenheimer Developing Markets Fund, Cl. Y				—		(10,531)

Oppenheimer International Growth Fund, Cl. I				162,624,162		119,774

Oppenheimer International Growth Fund, Cl. Y				—		205,048

Oppenheimer International Small Company Fund, Cl. I				42,421,782		617

Oppenheimer International Small Company Fund, Cl. Y				—		25,908

Oppenheimer International Value Fund, Cl. I				140,071,922		30,829

Oppenheimer International Value Fund, Cl. Y				—		31,534

Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. I				51,931,530		34,961

Oppenheimer Main Street Small- & Mid-Cap Fund, Cl.Y				—		48,841

Oppenheimer Value Fund, Cl. I				158,762,375		1,250

Oppenheimer Value Fund, Cl. Y				—		149,743

				$744,848,495		$764,002

a. The Fund elected to invest in Class I Shares of the Underlying Funds as they became available to investors.

2. Non-income producing security.

See accompanying Notes to Financial Statements.

11      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2013 Unaudited

Assets
Investments, at value—see accompanying statement of investments—affiliated companies (cost $527,873,168)	$744,848,495

Cash	14,910

Receivables and other assets:
Other	33,775

Total assets	744,897,180

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	4,963,396
Distribution and service plan fees	151,697
Transfer and shareholder servicing agent fees	136,726
Trustees’ compensation	52,361
Investments purchased	25,089
Shareholder communications	364
Other	15,549

Total liabilities	5,345,182

Net Assets	$739,551,998

Composition of Net Assets
Par value of shares of beneficial interest	$55,421

Additional paid-in capital	628,556,100

Accumulated net investment income	1,855,640

Accumulated net realized loss on investments	(107,890,490)

Net unrealized appreciation on investments	216,975,327

Net Assets	$739,551,998

12      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $439,755,866 and 32,677,226 shares of beneficial interest outstanding)	$13.46

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$14.28

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $68,222,674 and 5,212,923 shares of beneficial interest outstanding)	$13.09

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $161,494,737 and 12,319,137 shares of beneficial interest outstanding)	$13.11

Class N Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $52,460,081 and 3,909,916 shares of beneficial interest outstanding)	$13.42

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $17,618,640 and 1,301,785 shares of beneficial interest outstanding)	$13.53

             See accompanying Notes to Financial Statements.

13      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

STATEMENT OF OPERATIONS For the Six Months Ended July 31, 2013 / Unaudited

Investment Income
Interest	$186

Expenses

Distribution and service plan fees:
Class A	504,752
Class B	342,309
Class C	764,655
Class N	136,559

Transfer and shareholder servicing agent fees:
Class A	391,729
Class B	77,405
Class C	140,210
Class N	46,473
Class Y	9,935

Shareholder communications:
Class A	38,514
Class B	5,632
Class C	12,853
Class N	2,429
Class Y	180

Trustees’ compensation	7,214

Custodian fees and expenses	3,068

Other	23,810

Total expenses	2,507,727
Less waivers and reimbursements of expenses	(78,882)

Net expenses	2,428,845

Net Investment Loss	(2,428,659)

Realized and Unrealized Gain
Net realized gain on investments from affiliated companies	764,002

Net change in unrealized appreciation/depreciation on investments	64,980,623

Net Increase in Net Assets Resulting from Operations	$63,315,966

See accompanying Notes to Financial Statements.

14      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended July 31, 2013 (Unaudited)	Year Ended January 31, 2013

Operations
Net investment income (loss)	$(2,428,659)	$4,340,220

Net realized gain	764,002	4,221,364

Net change in unrealized appreciation/depreciation	64,980,623	89,053,974

Net increase in net assets resulting from operations	63,315,966	97,615,558

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(2,882,680)
Class B	—	—
Class C	—	(134,255)
Class N	—	(249,307)
Class Y	—	(167,715)

	—	(3,433,957)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	13,451,949	1,137,682
Class B	(10,546,718)	(19,776,586)
Class C	(2,820,544)	(6,120,335)
Class N	(6,257,004)	(14,143,294)
Class Y	303,730	(103,222)

	(5,868,587)	(39,005,755)

Net Assets
Total increase	57,447,379	55,175,846

Beginning of period	682,104,619	626,928,773

End of period (including accumulated net investment income of $1,855,640 and $4,284,299, respectively)	$739,551,998	$682,104,619

See accompanying Notes to Financial Statements.

15      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended July 31, 2013 (Unaudited)	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010	Year Ended January 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$12.30	$10.62	$11.17	$9.12	$6.46	$11.83

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	0.11	0.09	0.08	0.04	0.08
Net realized and unrealized gain (loss)	1.19	1.66	(0.56)	2.00	2.84	(4.91)

Total from investment operations	1.16	1.77	(0.47)	2.08	2.88	(4.83)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.09)	(0.08)	(0.03)	(0.05)	(0.03)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.17)	(0.51)

Total dividends and/or distributions to shareholders	0.00	(0.09)	(0.08)	(0.03)	(0.22)	(0.54)

Net asset value, end of period	$13.46	$12.30	$10.62	$11.17	$9.12	$6.46

Total Return, at Net Asset Value[2]	9.43%	16.73%	(4.19)%	22.76%	44.42%	(41.14)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$439,756	$388,790	$335,138	$352,321	$286,580	$180,042

Average net assets (in thousands)	$414,048	$350,996	$343,680	$314,559	$244,278	$245,247

Ratios to average net assets:[3]
Net investment income (loss)	(0.45)%	0.99%	0.82%	0.76%	0.52%	0.77%
Total expenses[4]	0.47%	0.47%	0.48%	0.51%	0.58%	0.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.45%	0.47%	0.48%	0.51%	0.58%	0.54%

Portfolio turnover rate	2%	17%	5%	54%	11%	5%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended July 31, 2013	1.25%
Year Ended January 31, 2013	1.22%
Year Ended January 31, 2012	1.25%
Year Ended January 31, 2011	1.26%
Year Ended January 31, 2010	1.30%
Year Ended January 31, 2009	1.18%

See accompanying Notes to Financial Statements.

16      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Class B	Six Months Ended July 31, 2013 (Unaudited)	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010	Year Ended January 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$12.01	$10.37	$10.91	$8.97	$6.38	$11.73

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.08)	0.00[2]	(0.01)	(0.01)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	1.16	1.64	(0.53)	1.95	2.79	(4.83)

Total from investment operations	1.08	1.64	(0.54)	1.94	2.76	(4.84)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.17)	(0.51)

Total dividends and/or distributions to shareholders	0.00	0.00	0.00	0.00	(0.17)	(0.51)

Net asset value, end of period	$13.09	$12.01	$10.37	$10.91	$8.97	$6.38

Total Return, at Net Asset Value[3]	8.99%	15.82%	(4.95)%	21.63%	43.19%	(41.58)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$68,223	$72,843	$81,718	$92,953	$76,495	$51,358

Average net assets (in thousands)	$69,188	$75,680	$87,253	$83,498	$66,935	$71,695

Ratios to average net assets:[4]
Net investment income (loss)	(1.23)%	0.03%	(0.06)%	(0.08)%	(0.33)%	(0.07)%
Total expenses[5]	1.25%	1.30%	1.32%	1.35%	1.45%	1.36%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.23%	1.30%	1.32%	1.35%	1.41%	1.36%

Portfolio turnover rate	2%	17%	5%	54%	11%	5%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended July 31, 2013	2.03%
Year Ended January 31, 2013	2.05%
Year Ended January 31, 2012	2.09%
Year Ended January 31, 2011	2.10%
Year Ended January 31, 2010	2.17%
Year Ended January 31, 2009	2.00%

See accompanying Notes to Financial Statements.

17      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS (Continued)

Class C	Six Months Ended July 31, 2013 (Unaudited)	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010	Year Ended January 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$12.02	$10.38	$10.92	$8.97	$6.37	$11.72

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.07)	0.02	0.01	0.00[2]	(0.02)	0.00[2]
Net realized and unrealized gain (loss)	1.16	1.63	(0.55)	1.95	2.79	(4.84)

Total from investment operations	1.09	1.65	(0.54)	1.95	2.77	(4.84)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.01)	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.17)	(0.51)

Total dividends and/or distributions to shareholders	0.00	(0.01)	0.00	0.00	(0.17)	(0.51)

Net asset value, end of period	$13.11	$12.02	$10.38	$10.92	$8.97	$6.37

Total Return, at Net Asset Value[3]	9.07%	15.91%	(4.95)%	21.74%	43.41%	(41.62)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$161,495	$150,848	$136,229	$144,759	$118,730	$77,667

Average net assets (in thousands)	$154,836	$139,727	$140,831	$129,727	$102,982	$103,851

Ratios to average net assets:[4]
Net investment income (loss)	(1.18)%	0.22%	0.08%	0.00%[5]	(0.26)%	0.01%
Total expenses[6]	1.20%	1.21%	1.23%	1.26%	1.35%	1.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.18%	1.21%	1.23%	1.26%	1.34%	1.31%

Portfolio turnover rate	2%	17%	5%	54%	11%	5%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended July 31, 2013	1.98%
Year Ended January 31, 2013	1.96%
Year Ended January 31, 2012	2.00%
Year Ended January 31, 2011	2.01%
Year Ended January 31, 2010	2.07%
Year Ended January 31, 2009	1.95%

See accompanying Notes to Financial Statements.

18      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Class N	Six Months Ended July 31, 2013 (Unaudited)	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010	Year Ended January 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$12.27	$10.59	$11.13	$9.09	$6.44	$11.80

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	0.07	0.06	0.06	0.03	0.06
Net realized and unrealized gain (loss)	1.19	1.67	(0.55)	1.99	2.82	(4.90)

Total from investment operations	1.15	1.74	(0.49)	2.05	2.85	(4.84)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.06)	(0.05)	(0.01)	(0.03)	(0.01)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.17)	(0.51)

Total dividends and/or distributions to shareholders	0.00	(0.06)	(0.05)	(0.01)	(0.20)	(0.52)

Net asset value, end of period	$13.42	$12.27	$10.59	$11.13	$9.09	$6.44

Total Return, at Net Asset Value[2]	9.37%	16.43%	(4.36)%	22.52%	44.18%	(41.30)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,460	$53,846	$60,029	$75,333	$61,344	$39,757

Average net assets (in thousands)	$55,109	$55,283	$66,834	$68,038	$52,200	$52,669

Ratios to average net assets:[3]
Net investment income (loss)	(0.67)%	0.62%	0.58%	0.57%	0.31%	0.59%
Total expenses[4]	0.69%	0.69%	0.68%	0.70%	0.76%	0.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.69%	0.68%	0.70%	0.76%	0.72%

Portfolio turnover rate	2%	17%	5%	54%	11%	5%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended July 31, 2013	1.47%
Year Ended January 31, 2013	1.44%
Year Ended January 31, 2012	1.45%
Year Ended January 31, 2011	1.45%
Year Ended January 31, 2010	1.48%
Year Ended January 31, 2009	1.36%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended July 31, 2013 (Unaudited)	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010	Year Ended January 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$12.35	$10.66	$11.21	$9.15	$6.48	$11.88

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	0.15	0.13	0.19	0.10	0.15
Net realized and unrealized gain (loss)	1.19	1.68	(0.56)	1.94	2.83	(4.96)

Total from investment operations	1.18	1.83	(0.43)	2.13	2.93	(4.81)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.14)	(0.12)	(0.07)	(0.09)	(0.08)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.17)	(0.51)

Total dividends and/or distributions to shareholders	0.00	(0.14)	(0.12)	(0.07)	(0.26)	(0.59)

Net asset value, end of period	$13.53	$12.35	$10.66	$11.21	$9.15	$6.48

Total Return, at Net Asset Value[2]	9.56%	17.20%	(3.81)%	23.31%	45.03%	(40.84)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,618	$15,778	$13,815	$14,579	$4,495	$2,070

Average net assets (in thousands)	$16,735	$14,008	$14,243	$8,034	$3,087	$2,596

Ratios to average net assets:[3]
Net investment income (loss)	(0.11)%	1.35%	1.21%	1.91%	1.23%	1.49%
Total expenses[4]	0.13%	0.08%	0.12%	0.07%	0.07%	0.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.11%	0.08%	0.12%	0.07%	0.07%	0.03%

Portfolio turnover rate	2%	17%	5%	54%	11%	5%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended July 31, 2013	0.91%
Year Ended January 31, 2013	0.83%
Year Ended January 31, 2012	0.89%
Year Ended January 31, 2011	0.82%
Year Ended January 31, 2010	0.79%
Year Ended January 31, 2009	0.67%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. Equity Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek long-term growth of capital. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

21      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended January 31, 2013, the Fund utilized $3,441,641 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended January 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2018	$12,739,928
2019	76,413,767

Total	$89,153,695

As of July 31, 2013, it is estimated that the capital loss carryforwards would be $88,389,693 expiring by 2019. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended July 31, 2013, it is estimated that the Fund will utilize $764,002 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$527,907,864

Gross unrealized appreciation	$216,940,631
Gross unrealized depreciation	—

Net unrealized appreciation	$216,940,631

22      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

1. Significant Accounting Policies Continued

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended July 31, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$1,228
Payments Made to Retired Trustees	—
Accumulated Liability as of July 31, 2013	22,580

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

23      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

24      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

2. Securities Valuation Continued

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

25      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation Continued

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$744,848,495	$—	$—	$744,848,495

Total Assets	$744,848,495	$—	$—	$744,848,495

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended July 31, 2013		Year Ended January 31, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	3,749,608	$47,920,382	6,150,325	$69,068,506
Dividends and/or distributions reinvested	—	—	240,424	2,824,970
Redeemed	(2,688,518)	(34,468,433)	(6,346,441)	(70,755,794)

Net increase	1,061,090	$13,451,949	44,308	$1,137,682

26      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

3. Shares of Beneficial Interest Continued

	Six Months Ended July 31, 2013		Year Ended January 31, 2013
	Shares	Amount	Shares	Amount

Class B
Sold	43,719	$548,329	473,022	$5,074,354
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(898,261)	(11,095,047)	(2,287,283)	(24,850,940)

Net decrease	(854,542)	$(10,546,718)	(1,814,261)	$(19,776,586)

Class C
Sold	1,222,874	$15,300,331	2,150,644	$23,561,148
Dividends and/or distributions reinvested	—	—	11,477	131,982
Redeemed	(1,450,403)	(18,120,875)	(2,735,667)	(29,813,465)

Net decrease	(227,529)	$(2,820,544)	(573,546)	$(6,120,335)

Class N
Sold	120,074	$1,331,401	800,829	$8,927,575
Dividends and/or distributions reinvested	—	—	20,488	240,319
Redeemed	(597,134)	(7,588,405)	(2,104,502)	(23,311,188)

Net decrease	(477,060)	$(6,257,004)	(1,283,185)	$(14,143,294)

Class Y
Sold	182,128	$2,346,538	289,115	$3,301,438
Dividends and/or distributions reinvested	—	—	14,060	165,762
Redeemed	(158,273)	(2,042,808)	(321,766)	(3,570,422)

Net increase (decrease)	23,855	$303,730	(18,591)	$(103,222)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended July 31, 2013 were as follows:

	Purchases	Sales

Investment securities	$16,191,929	$19,560,156

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the six months year ended July 31, 2013 was 0.62%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.

27      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily

28      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

5. Fees and Other Transactions with Affiliates Continued

net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2013 were as follows:

Class B	$237,723
Class C	1,855,871
Class N	902,104

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

July 31, 2013	$235,985	$308	$54,864	$1,920	$1,114

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed the annual rate of 1.45%, 2.20%, 2.20%, 1.70% and 1.20%, for Class A, Class B, Class C, Class N and Class Y, respectively. The expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes 0.35% of average annual net assets per class.

During the year ended July 31, 2013, the Transfer Agent voluntarily waived $78,882 of fees.

29      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by

30      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

6. Pending Litigation Continued

OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

31      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

SPECIAL SHAREHOLDER MEETING Unaudited

On June 21, 2013, a shareholder meeting of Oppenheimer Equity Investor Fund (the “Fund”) as series of Oppenheimer Portfolio Series (the “Trust”) was held at held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1). At the meeting the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s proxy statement dated April 12, 3012. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
Brian F. Wruble	324,147,843	4,684,591
David K. Downes	324,077,307	4,755,128
Matthew P. Fink	323,819,210	5,013,225
Edmund Giambastiani, Jr.	323,806,083	5,026,352
Phillip A. Griffiths	324,047,725	4,784,710
Mary F. Miller	323,960,540	4,871,895
Joel W. Motley	324,167,662	4,664,773
Joanne Pace	323,951,366	4,881,069
Mary Ann Tynan	324,165,199	4,667,236
Joseph M. Wikler	323,812,337	5,020,098
Peter I. Wold	324,079,437	4,752,998
William F. Glavin, Jr.	323,908,264	4,924,171

Proposal 2: To approve changes in, or the removal of, certain fundamental investment policies/investment objectives.

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain

29,758,060	770,478	1,027,707

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain

29,728,440	798,589	1,029,218

2c-1: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain

29,619,088	888,419	1,048,739

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain

29,750,398	772,154	1,033,694

2e: Proposal to remove the additional fundamental policy relating to estate and commodities

For	Against	Abstain

29,659,603	832,756	1,063,887

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain

29,824,396	810,537	921,313

32      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

2g: Proposal to remove the additional fundamental policy relating to underwriting

For	Against	Abstain

29,747,264	787,803	1,021,180

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain

253,721,880	6,557,130	8,760,543

33      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

34      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Phillip A. Griffiths, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Mary Ann Tynan, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved.

35      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

36      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

37      OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0555.001.0713 September 23, 2013

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Portfolio Series

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 9/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 9/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 9/11/2013